                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          DANKA BUSINESS SYSTEMS PLC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

[DANKA LOGO]

                           DANKA BUSINESS SYSTEMS PLC
                      Masters House, 107 Hammersmith Road
                             London W14 0QH England

                                                                  June 16, 2000

         TO HOLDERS OF ORDINARY SHARES, CONVERTIBLE PARTICIPATING SHARES AND AMERICAN DEPOSITARY SHARES OF DANKA BUSINESS SYSTEMS PLC (THE "COMPANY") AND, FOR INFORMATIONAL PURPOSES ONLY, HOLDERS OF OPTIONS TO ACQUIRE ORDINARY SHARES AND HOLDERS OF OPTIONS TO ACQUIRE AMERICAN DEPOSITARY SHARES.

         Dear Shareholder,


         You are cordially invited to attend the Company's 2000 Annual General Meeting (the "Meeting"). The Meeting will be held on Tuesday, July 11, 2000 at 2:00 p.m. (London time) at the offices of Altheimer & Gray, 7 Bishopsgate, London EC2N 3AR.


         The Notice of the Annual General Meeting and the Proxy Statement on the following pages cover the formal business of the Meeting, which includes resolutions proposing: (1), (2) and (3) re-election of Directors; (4) re-appointment of the Company's Auditors; (5) authorization for the Directors to allot Ordinary Shares; (6) authorizations to disapply pre-emption rights;
(7) authorization for purchase by the Company of its Ordinary Shares and (8) approval of a long term incentive scheme for Larry K. Switzer and Brian L. Merriman. We will also report on the progress of the Company and comment on matters of current interest. Your Directors believe that the above proposals are in the best interests of the Company and its shareholders and unanimously recommend that holders vote in favor of all of the resolutions. You will notice that the proxy materials are very comprehensive due to the necessity of the Company complying with securities law requirements in both the United Kingdom and United States.

         It is important that Ordinary Shares and Convertible Participating Shares be represented at the Meeting. We ask that Ordinary Shareholders promptly sign, date and return the enclosed white proxy card (at least 48 hours before the time fixed for the holding of the Meeting) to the Company's registrars, Computershare Services PLC, even if you plan to attend the Meeting. Convertible Participating Shareholders should promptly sign, date and return the enclosed pink proxy card (at least 48 hours before the time fixed for the holding of the Meeting) to the Company's registered office at the address set out above, even if you plan to attend the Meeting. Returning your proxy card will not prevent you from voting in person at the Meeting if you are present and choose to do so. Holders of American Depositary Shares should follow the special voting instructions provided by The Bank of New York as Depositary.

         Your Board of Directors and management look forward to greeting you at the Meeting.

                                       Sincerely,



                                       DAVID W. KENDALL
                                       Chairman

                           DANKA BUSINESS SYSTEMS PLC

                      ------------------------------------

                      NOTICE OF THE ANNUAL GENERAL MEETING
                             TUESDAY, JULY 11, 2000

                      ------------------------------------


         Notice is hereby given that the 2000 Annual General Meeting (the "Meeting") of Danka Business Systems PLC (the "Company") will be held at the offices of Altheimer & Gray, 7 Bishopsgate, London EC2N 3AR, on Tuesday, July 11, 2000 at 2:00 p.m. (London time) for the following purposes:


AGENDA

To consider and, if thought fit, approve the following ordinary resolutions:


1. THAT J. Ernest Riddle, whose term as a Director expires at the 2000 Annual General Meeting, be and hereby is re-elected to serve as Director of the Company in accordance with the Company's Articles of Association.

2. THAT Richard F. Levy, who was appointed as Director by the Board of Directors since the 1999 Annual General Meeting and whose appointment expires at the 2000 Annual General Meeting, be and hereby is re-elected to serve as Director of the Company in accordance with the Company's Articles of Association.

3. THAT Sheli Z. Rosenberg, who was appointed as Director by the Board of Directors since the 1999 Annual General Meeting and whose appointment expires at the 2000 Annual General Meeting, be and hereby is re-elected to serve as Director of the Company in accordance with the Company's Articles of Association.

4. THAT KPMG Audit Plc, Chartered Accountants and Registered Auditor, be and hereby are re-appointed to serve as the Company's Auditors until the conclusion of the 2001 Annual General Meeting, and that the Board of Directors of the Company or a duly appointed Committee thereof, be and hereby is authorized to fix the Auditors' remuneration.

5. SPECIAL BUSINESS: To consider and, if thought fit, approve the following ordinary resolution:

         THAT the Board of Directors be and is hereby generally and unconditionally authorized, in addition to the subsisting authority granted on December 17, 1999 but in place of all other subsisting authorities, pursuant to section 80 of the Companies Act 1985, as amended by the Companies Act 1989 (the "Companies Act"), to exercise all powers of the Company to allot relevant securities (within the meaning of Section 80 of the Companies Act) up to an aggregate nominal amount of (pound)781,118 (representing approximately twenty-five percent (25%) of the issued ordinary share capital of the Company), for a period expiring (unless previously renewed, varied or revoked by the Company in general meeting) on the earlier of the date of the 2001 Annual General Meeting of the Company or October 10, 2001, save that the Company may before such expiry make an offer or agreement which would or might require relevant securities to be allotted after expiry of this authority, and the Board of Directors may allot relevant securities in pursuance of such an offer or agreement as if the authority conferred hereby had not expired.

6. SPECIAL BUSINESS: To consider and, if thought fit, approve the following special resolution:

         THAT, subject to the passing of the resolution numbered 5, the Board of Directors be and is hereby generally empowered, in addition to the subsisting power granted on December 17, 1999, pursuant to section 95 of the Companies Act 1985 (as amended by the Companies Act 1989) (the "Companies Act") to allot equity securities (within the meaning of section 94(2) of the Companies Act),for cash pursuant to the general authority conferred by the resolution numbered 5 above as if section 89(1) of the Companies Act did not apply to such allotment, provided that this power shall:

         i) expire on the earlier of the date of the 2001 Annual General Meeting of the Company or October 10, 2001, save that the Directors may allot equity securities under this authority after the expiry thereof pursuant to any offer or agreement made by the Company on or before such expiry date pursuant to this authority as if such authority had not expired; and

         ii)      be limited to the allotment of equity securities:

         (a) in connection with a rights issue or other pre-emptive offer concerning equity securities in the Company where it is, in the opinion of the Directors, necessary or expedient to allot equity securities otherwise than in accordance with section 89 of the Companies Act by reason of the rights attached to any shares or securities of the Company or in relation to fractional entitlements or legal or practical problems under the laws of or the requirements of any recognized regulatory body or stock exchange in any territory;

         (b) pursuant to the terms of any stock option plan or share option scheme or other plan for employees and/or executive or non-executive Directors approved by the Company in a general meeting, up to an aggregate nominal value of(pound)294,900; or

         (c) otherwise than pursuant to sub-paragraphs (a) and (b) above, up to an aggregate nominal value not exceeding(pound)589,800.

7. SPECIAL BUSINESS: To consider, and, if thought fit, approve the following special resolution:

         THAT the Company is hereby generally and unconditionally authorized to make market purchases (within the meaning of section 163 of the Companies Act 1985, as amended) of Ordinary Shares of 1.25 pence each in the capital of the Company with effect from the conclusion of this meeting provided that:

         (a) the maximum aggregate number of Ordinary Shares authorized to be purchased is 35,389,000 representing approximately 15% of the issued ordinary share capital of the Company as of May 17, 2000;

         (b) the minimum price which may be paid for each such Ordinary Share is 1.25 pence;

         (c) the maximum price (inclusive of expenses) which may be paid for each such Ordinary Share is an amount equal to 105 percent of the average of the middle market quotations as derived from The London Stock Exchange Daily Official List for the five business days immediately preceding the day on which such Ordinary Share is purchased;

         (d) the Company may make a contract to purchase its Ordinary Shares under this authority prior to the expiry thereof, which will or may be executed wholly or partly after the expiry of such authority, and may make a purchase of its Ordinary Shares pursuant to any such contract; and

         (e) the purchase is made in compliance with all applicable governmental laws, rules and regulations.

         The authority herein will expire at the conclusion of the 2001 Annual General Meeting of the Company, or, if earlier, October 10, 2001.

8. SPECIAL BUSINESS: To consider, and, if thought fit, approve the following ordinary resolution:

         THAT the amendments to the employment agreements of each of Larry K. Switzer and Brian L. Merriman as described in the Company Proxy Statement for the Annual General Meeting and attached thereto as Appendix B, be and are hereby approved and the Directors be and are hereby authorized to do all such things as may be necessary to carry the same into effect.

         Copies of contracts of service of the Directors and a register of Directors' interests kept by the Company are available for inspection at the registered office of the Company during normal working hours and will be available for inspection at the place of the Meeting during the Meeting and for at least fifteen (15) minutes prior to the Meeting.

         Holders of Ordinary Shares and holders of Convertible Participating Shares entitled to attend and vote at the Meeting may appoint a proxy to attend and, on a poll of such holders, to vote in their place. A proxy need not be a holder of Ordinary Shares or Convertible Participating Shares. Each holder of Ordinary Shares and each holder of Convertible Participating Shares who is entitled to vote and who is present or is represented by a proxy will have one
(1) vote on a show of hands. If voting is by a poll, each holder of Ordinary Shares who is entitled to vote and who is present or is represented by a proxy will have one (1) vote for each Ordinary Share owned. If voting is by a poll, each holder of Convertible Participating Shares who is entitled to vote and who is present in person or by a proxy will have so many votes for each Convertible Participating Share owned as equals the number of Ordinary Shares into which the Convertible Participating Share is convertible on the record date set for determining the persons entitled to vote at the Meeting (which is Sunday, July 9, 2000).

         As of the date of this document, each Convertible Participating Share was convertible into 320 Ordinary Shares; therefore, as of that date, on a poll each Convertible Participating Share carried 320 votes. The conversion ratio for the Convertible Participating Shares is subject to adjustment to avoid dilution of the interests of the holders of Convertible Participating Shares in the event of a reorganization of the Company's share capital or on certain issuances of securities by the Company at below their then market value. It is not anticipated that any event will occur between the date of this document and the record date for the Meeting that will cause an adjustment of the conversion ratio to the Convertible Participating Shares.


         To be entitled to attend or vote at the Meeting (and for the purpose of the determination by the Company of the number of votes they may cast), holders of Ordinary Shares and holders of Convertible Participating Shares must be entered on the Company's registers of members by 2:00 p.m. (London time) on Sunday, July 9, 2000.



                                       By order of the Board of Directors


London, England                        Paul G. Dumond
June 16, 2000                          Secretary

         THIS PROXY STATEMENT IS FOR HOLDERS OF ORDINARY SHARES, HOLDERS OF CONVERTIBLE PARTICIPATING SHARES, HOLDERS OF AMERICAN DEPOSITARY SHARES ("ADSs") REPRESENTED BY AMERICAN DEPOSITARY RECEIPTS, AND, FOR INFORMATIONAL PURPOSES ONLY, HOLDERS OF OPTIONS TO ACQUIRE ORDINARY SHARES OR AMERICAN DEPOSITARY SHARES OF DANKA BUSINESS SYSTEMS PLC. THE PROXY STATEMENT CONTAINS INFORMATION REQUIRED UNDER REGULATION 14A UNDER THE SECURITIES EXCHANGE ACT OF 1934 OF THE UNITED STATES.

         THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. IF YOU HAVE ANY DOUBT AS TO THE ACTION YOU SHOULD TAKE, YOU SHOULD IMMEDIATELY CONSULT YOUR STOCKBROKER, BANK MANAGER, SOLICITOR/ATTORNEY, ACCOUNTANT OR OTHER PROFESSIONAL ADVISER AUTHORIZED UNDER THE FINANCIAL SERVICES ACT 1986 OF THE UNITED KINGDOM.

         IF YOU HAVE SOLD ANY OF YOUR ORDINARY SHARES, ADSs OR CONVERTIBLE PARTICIPATING SHARES, PLEASE SEND A COPY OF THIS DOCUMENT TO THE STOCKBROKER OR OTHER AGENT THROUGH WHOM THE SALE WAS EFFECTED FOR TRANSMISSION TO THE PURCHASER.


                           DANKA BUSINESS SYSTEMS PLC
                              107 HAMMERSMITH ROAD
                             LONDON W14 0QH ENGLAND
                      (REGISTERED IN ENGLAND NO. 1101386)





                                PROXY STATEMENT


                                 INTRODUCTION



GENERAL


         This Proxy Statement is furnished by the Board of Directors of Danka Business Systems PLC (the "Company") in connection with the solicitation of specific voting instructions ("voting instructions") from holders of ADSs ("Holders of ADSs") and proxies ("proxies") from holders of Ordinary Shares ("Holders of Ordinary Shares") and holders of Convertible Participating Shares ("Holders of Convertible Participating Shares") for voting at the Company's 2000 Annual General Meeting (the "Meeting"), which will be held at 2:00 p.m. (London time) on July 11, 2000 at the offices of Altheimer & Gray, 7 Bishopsgate, London EC2N 3AR, and at any adjournment thereof. For purposes of this Proxy Statement and related materials, the term "Shareholders" shall mean Holders of Ordinary Shares, Holders of Convertible Participating Shares and Holders of ADSs. The approximate date on which this Proxy Statement and related materials has been first mailed to Shareholders is June 16, 2000.


         As of May 17, 2000, 235,927,146 ordinary shares of 1.25 pence each were issued and outstanding ("Ordinary Shares"), of which approximately eighty-one percent (81%) were held in the form of ADSs. Each ADS represents four Ordinary Shares. As of May 17, 2000, 223,899 6.50% senior convertible participating shares of $1.00 each were issued and outstanding ("Convertible Participating Shares"). Each Holder of a Convertible Participating Share is entitled to receive notice and attend meetings of the Company as if such person were a Holder of Ordinary Shares and is entitled to vote on all matters at such meetings on which the Holders of Ordinary Shares are entitled to vote. The terms on which Holders of Convertible Participating Shares vote at meetings of the Company are described below (see section headed "Voting Instructions/Holders of Ordinary Shares and Holders of Convertible Participating Shares").

         The cost of soliciting proxies and voting instructions will be borne by the Company. In addition to the use of the mails, proxies and voting instructions may be solicited personally or by telephone by employees of the Company. The Company may reimburse brokers, The Bank of New York (the "Depositary") and other persons holding stock in their names, or in the names of nominees, for their expenses in sending proxy materials to their principals and obtaining their proxies and/or voting instructions. In addition, the Company has retained Morrow & Co. for solicitation and advisory services in connection with the solicitation, Morrow & Co. will receive a fee of $25,000 plus reimbursement of reasonable out-of-pocket expenses.

         Prior to 1994, Holders of Ordinary Shares had adopted a resolution at each Annual General Meeting to receive and approve the Directors' Report and Accounts (financial information of the Company) prepared according to Generally Accepted Accounting Principles of the United Kingdom ("U.K. GAAP"), for that year and the report of the auditors thereon ("Report and Accounts"). Pursuant to the Companies Act 1985, as amended by the Companies Act 1989 (the "Companies Act"), it is no longer necessary for Shareholders to approve the Report and Accounts. Because of the unnecessary cost and inconvenience to the Company that would be associated with such a vote due to the need for the Company to comply with various disclosure requirements pursuant to United States securities laws, the Company determined in 1994 not to propose such a resolution in conjunction with its annual general meeting. However, as required by the Companies Act, the 2000 Annual Report and Accounts prepared in accordance with U.K. GAAP will be presented at the Meeting and Shareholders present at the Meeting may ask any questions relating thereto. Additionally, the U.K. Shareholders have received a copy of the 2000 Annual Report and Accounts in either the full or abbreviated formats, as they have so elected. U.S. Shareholders have received the Company's financial information prepared in accordance with United States Generally Accepted Accounting Principles ("U.S. GAAP") in their copy of the Company's 2000 Annual Report. U.S. Shareholders who would like a copy of the 2000 Annual Report and Accounts may contact the Company's registered office. Additionally, copies of relevant contracts of service of the Directors and a register of Directors' interests kept by the Company are available for inspection at the registered office of the Company during normal working hours and will be available for inspection at the place of the Meeting during the Meeting and for at least fifteen (15) minutes prior to the Meeting.

         In this Proxy Statement, references to "Company" are to Danka Business Systems PLC or to Danka Business Systems PLC and its directly and indirectly owned subsidiaries, as the context requires. In this Proxy Statement, references to "pounds," "pence" or "(pound)" are to United Kingdom currency, and references to "U.S. dollars" or "$" are to United States currency. Amounts that have been paid in currency of the United States are generally denominated herein in United States currency, and amounts that have been paid in currency of the United Kingdom are generally denominated herein in United Kingdom currency. Merely for convenience of the reader, the pound equivalent of the dollar at the Noon Buying Rate (as defined below) on March 31, 2000 was (pound)1.00 = $1.5922. The noon buying rate is the exchange rate in New York City for cable transfers in pounds sterling as certified for customs purposes by the Federal Reserve Bank of New York (the "Noon Buying Rate").

VOTING INSTRUCTIONS/HOLDERS OF ORDINARY SHARES AND HOLDERS OF CONVERTIBLE PARTICIPATING SHARES

         Holders of Ordinary Shares and Holders of Convertible Participating Shares entitled to attend and vote at the Meeting may appoint a proxy to attend and, on a poll of such holders, to vote in their place. A proxy need not be a Holder of Ordinary Shares or a Holder of Convertible Participating Shares.

         Each Holder of Ordinary Shares and each Holder of Convertible Participating Shares who is entitled to vote and who is present in person will have one (1) vote on a show of hands.

         On each vote that is taken on a poll, each Holder of Ordinary Shares who is entitled to vote and who is present in person or by a proxy will have one (1) vote for each Ordinary Share owned.

         On each vote that is taken on a poll, each Holder of Convertible Participating Shares who is entitled to vote and who is present in person or by a proxy is entitled to exercise so many votes for each Convertible Participating Share owned as equals the number of Ordinary Shares into which the Convertible Participating Share is convertible on the record date set for determining the persons entitled to vote at the Meeting (which is Sunday, July 9, 2000). As of the date of this document, each Convertible Participating Share is convertible into 320 Ordinary Shares. The conversion ratio for the Convertible Participating Shares is subject to adjustment to avoid dilution of the interests of the Holders of Convertible Participating Shares in the event of a reorganization of the Company's share capital or on certain issuances of securities by the Company at below their then market value. It is not anticipated that any event will occur between the date of this document and the record date for the Meeting that will cause an adjustment to the conversion ratio for the Convertible Participating Shares.

         An ordinary resolution requires the affirmative vote of a majority of the votes cast at the Meeting. A special resolution requires an affirmative vote of at least seventy-five percent (75%) of the votes cast at the Meeting.

         A white form of proxy is enclosed for Holders of Ordinary Shares. To be effective, forms of proxy in respect of Ordinary Shares must be deposited with the Company's registrars, Computershare Services PLC, P.O. Box 82, The Pavilions, Bridgwater Road, Bristol BS99 7YA England, at least forty-eight (48) hours before the time appointed for the holding of the Meeting. A pink form of proxy is enclosed for Holders of Convertible Participating Shares. To be effective, forms of proxy in respect of Convertible Participating Shares must be deposited at the Company's registered office, Masters House, 107 Hammersmith Road, London, W14 0QH, England, at least forty-eight (48) hours before the time appointed for the holding of the Meeting.

         Any proxy delivered pursuant to this solicitation may be revoked, at the option of the person executing the proxy, at any time before it is exercised by submitting a later-dated proxy or by delivering a signed revocation in no specifically required form to the Company at least 48 hours before the Meeting, or by attending the Meeting in person and casting a ballot. If proxies are signed and returned without voting instructions or (unless otherwise instructed) if matters other than those set out in this document are properly brought before the Meeting (including by means of amendment to any resolution), the Ordinary Shares or Convertible Participating Shares represented by the proxies will be voted as the proxy deems fit. Ordinary Shares or Convertible Participating Shares that are not voted by the Holders of Ordinary Shares or Holders of Convertible Participating Shares or brokers entitled to vote them, due to abstention or failure to cast a ballot in person or by returning a signed proxy, will not be considered in the final tabulation.

VOTING INSTRUCTIONS/HOLDERS OF AMERICAN DEPOSITARY SHARES

         Holders of ADSs should complete and return the voting instructional form provided to them in their proxy materials by the Depositary in accordance with the terms provided thereon not later than July 6, 2000 12:00 p.m. EST. The close of business on June 5, 2000 has been fixed as the record date for the determination of the Holders of ADSs entitled to provide voting instructions to the Depositary. The depositary agreement between the Company and the Depositary provides that the Company has the right to instruct the Depositary to give a discretionary proxy to a person designated by the Company to vote all Ordinary Shares represented to Holders of ADSs that have failed to file timely their voting instructional form with the Depositary.

         For purposes of the remainder of this document, the term "vote" shall mean either a vote by a Holder of Ordinary Shares or a Holder of Convertible Participating Shares or instructions to the Depositary by a Holder of ADSs, unless the context requires otherwise.

QUORUM

         A quorum is necessary to hold a valid shareholder meeting. A quorum comprises at least three holders of record of Ordinary Shares and/or Convertible Participating Shares present in person or by proxy at the Meeting.

                                  RESOLUTIONS

RESOLUTIONS 1 (ORDINARY), 2 (ORDINARY), AND 3 (ORDINARY): RE-ELECTION AND RETIREMENT OF DIRECTORS

         The Articles of Association of the Company set the size of the Board of Directors at not less than two members. The Board currently consists of thirteen Directors who serve pursuant to the Company's Articles of Association. Two of the Directors are elected by the Holders of Convertible Participating Shares (the "Participating Share Directors"). The current Participating Share Directors are James L. Singleton and Anthony D. Tutrone. One third (1/3) of the Directors are required to retire at each Annual General Meeting (excluding any directors who have been appointed by the Board of Directors since the previous annual general meeting, who must automatically seek re-election and the Participating Share Directors, who are elected by the Holders of Convertible Participating Shares).

         Pursuant to the Company's Articles of Association, three of the Company's current Directors, Keith J. Merrifield, J. Ernest Riddle and James F. White, Jr., will retire at the Meeting. Messrs. Merrifield and White have notified the Company that they do not wish to offer themselves for re-election and their appointment as directors will terminate from the dissolution of the Meeting.

         The Board of Directors recommends in Resolution 1 that Mr. Riddle be re-elected at the Meeting to serve as a Director. To accomplish the foregoing, the Board of Directors proposes adoption of the following resolution:

         Resolution 1:

         THAT J. Ernest Riddle, whose term as a Director expires at the 2000 Annual General Meeting be and hereby is re-elected to serve as Director of the Company in accordance with the Company's Articles of Association.

         The Board of Directors has unanimously approved proposed Resolution 1 and recommends that you vote "FOR" its adoption. An affirmative vote of a majority of the votes cast at the Meeting will be required for adoption of the proposed resolution.

         Pursuant to the Company's Articles of Association, the terms of four of the Company's current Directors, Richard F. Levy, Sheli Z. Rosenberg, James
L. Singleton and Anthony D. Tutrone, who were appointed by the Board of Directors since the last Annual General Meeting, expire at the Meeting. A separate class meeting of the Holders of Convertible Participating Shares will be held immediately prior to the Meeting at which resolutions will be proposed to re-elect each of Mr. Singleton and Mr. Tutrone as Directors.

         The Board of Directors recommends in Resolution 2 that Mr. Levy be re-elected at the Meeting to serve as a Director. To accomplish the foregoing, the Board of Directors proposes adoption of the following Resolution:

         Resolution 2:

         THAT Richard F. Levy, who was appointed as Director by the Board of Directors since the 1999 Annual General Meeting and whose appointment expires at the 2000 Annual General Meeting, be and hereby is re-elected to serve as Director of the Company in accordance with the Company's Articles of Association.

         The Board of Directors has unanimously approved proposed Resolution 2 and recommends that you vote "FOR" its adoption. An affirmative vote of a majority of the votes cast at the Meeting will be required for adoption of the proposed resolution.

         The Board of Directors recommends in Resolution 3 that Ms. Rosenberg be re-elected at the Meeting to serve as a Director. To accomplish the foregoing, the Board of Directors proposes adoption of the following
Resolution:

         Resolution 3:

         THAT Sheli Z. Rosenberg, who was appointed as Director by the Board of Directors since the 1999 Annual General Meeting and whose appointment expires at the 2000 Annual General Meeting, be and hereby is re-elected to serve as Director of the Company in accordance with the Company's Articles of Association.

         The Board of Directors has unanimously approved proposed Resolution 3 and recommends that you vote "FOR" its adoption. An affirmative vote of a majority of the votes cast at the Meeting will be required for adoption of the proposed resolution.

RESOLUTION 4 (ORDINARY): RE-APPOINTMENT OF AUDITORS

         At the Meeting, the Company is required, pursuant to Sections 384 and 385 of the Companies Act, to appoint auditors to serve until the conclusion of the Company's next Annual General Meeting and to set their remuneration. KPMG Audit Plc, Chartered Accountants and Registered Auditor ("KPMG") have served as the Company's Auditors for more than twenty (20) years. The Company's Audit Committee has recommended to the Board of Directors that KPMG be re-appointed to serve as the Company's Auditors. The Board of Directors recommends in Resolution 4 that KPMG be re-appointed to serve as the Company's Auditors until the conclusion of the next Annual General Meeting and that the Board of Directors be authorized to fix the Auditors' remuneration. To accomplish the foregoing, the Board of Directors proposes adoption of the following resolution:

         Resolution 4:

         THAT KPMG Audit Plc, Chartered Accountants and Registered Auditor, be and hereby are re-appointed to serve as the Company's Auditors until the conclusion of the 2001 Annual General Meeting, and that the Board of Directors of the Company, or a duly appointed Committee thereof, be and hereby is authorized to fix the Auditors' remuneration.

         The Board of Directors has unanimously approved proposed Resolution 4 and recommends that you vote "FOR" its adoption. An affirmative vote of a majority of the votes cast at the Meeting will be required for adoption of the proposed resolution. The Company expects representatives of KPMG to be present at the Meeting, have an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions at the Meeting.

RESOLUTIONS 5 (ORDINARY) AND 6 (SPECIAL): AUTHORITY TO ALLOT SHARES/PRE-EMPTIVE RIGHTS WAIVER

         The Board of Directors recognizes that there may be instances where it is desirable for the Company to be able to issue (allot) securities in connection with various matters without the prior specific consent of Shareholders. Before the Board of Directors may exercise any such power to allot relevant securities, however, section 80 of the Companies Act requires (with certain exceptions) that the Company authorize a general power at a general meeting. The Board of Directors, therefore, is seeking authority in Resolution 5 to allot securities up to an aggregate nominal amount of (pound)781,118 (representing approximately twenty-five percent (25%) of the Company's present issued Ordinary Shares) before the earlier of the date of its next Annual General Meeting or October 10, 2001 (subject to extensions upon the occurrence of the events set forth below) for such purposes as desired in the discretion of the Directors. The Board of Directors is seeking this authority in addition to the authority obtained at the Extraordinary General Meeting on December 17, 1999 (which was obtained for the purposes of allotment of the Convertible Participating Shares and their conversion into Ordinary Shares), but in substitution for all other pre-existing authorities.

         The Company estimates that 96,296,320 Ordinary Shares will be required to facilitate conversion of the 300,926 Convertible Participating Shares that are likely to be in issue on the fifth anniversary of the initial issue date of the Convertible Participating Shares, assuming that none are converted or redeemed before that date.

         The number of 300,926 Convertible Participating Shares is an estimate of the approximate number of Convertible Participating Shares likely to be issue on the fifth anniversary of the initial issue date of the

Convertible Participating Shares, assuming that a quarterly cumulative payment-in-kind dividend is paid throughout the five year period at a rate of 6.50% on the 218,000 Convertible Participating Shares that were initially issued. The number of 96,296,320 Ordinary Shares assumes that the rate at which the Convertible Participating Shares are convertible into Ordinary Shares remains at 320 Ordinary Shares for each Convertible Participating Share.

         Assuming that Resolution 5 is passed, the Board of Directors will be authorized to allot securities up to an aggregate nominal value of (pound)2,181,118, equivalent to 174,480,440 Ordinary Shares. Of this number, 96,296,320 will be required to facilitate the conversion referred to above and the balance of 78,184,120, representing approximately thirty-three and one third percent (33 1/3%) of the Company's present issued Ordinary Shares, will be available for general corporate purposes.

To accomplish the foregoing, the Board of Directors proposes adoption of the following resolution:

         Resolution 5:

         THAT the Board of Directors be and is hereby generally and unconditionally authorized, in addition to the subsisting authority granted on December 17, 1999 but in place of all other subsisting authorities, pursuant to section 80 of the Companies Act 1985, as amended by the Companies Act 1989 (the "Companies Act"), to exercise all powers of the Company to allot relevant securities (within the meaning of Section 80 of the Companies Act) up to an aggregate nominal amount of (pound)781,118 (representing approximately twenty-five percent (25%) of the issued ordinary share capital of the Company), for a period expiring (unless previously renewed, varied or revoked by the Company in general meeting) on the earlier of the date of the 2001 Annual General Meeting of the Company or October 10, 2001, save that the Company may before such expiry make an offer or agreement which would or might require relevant securities to be allotted after expiry of this authority, and the Board of Directors may allot relevant securities in pursuance of such an offer or agreement as if the authority conferred hereby had not expired.

         The Board of Directors has unanimously approved proposed Resolution 5 and recommends that you vote "FOR" its adoption. An affirmative vote of a majority of the votes cast at the Meeting will be required for adoption of the proposed resolution.

         Subject to the passing of proposed Resolution 5, the Board of Directors is seeking authority in Resolution 6 to issue Ordinary Shares for cash, other than effecting such issuance only after first offering the Ordinary Shares to existing Holders of Ordinary Shares pro-rata to their holdings ("pre-emptive rights"). Pursuant to Section 95 of the Companies Act, a special resolution of the Company is generally necessary (with some exceptions) to permit an allotment by Directors without providing the pre-emptive rights provided by Section 89 of the Companies Act. Apart from other authority to the Directors permitting allotments, the power would be limited to the issuance of Ordinary Shares up to a maximum aggregate nominal amount of (pound)589,800 (representing approximately twenty percent (20%) of the Company's present issued share capital). This level of authority is consistent with the limitations placed on NASDAQ Stock Market's National Market companies to issue shares without further approval. The power that is sought by Resolution 6 would expire on the earlier of the date of the 2001 Annual General Meeting or October 10, 2001, (subject to extensions upon the occurrence of the events set forth below). To accomplish the foregoing, the Board of Directors proposes adoption of the following resolution:

         Resolution 6:

         THAT, subject to the passing of the resolution numbered 5, the Board of Directors be and is hereby generally empowered, in addition to the subsisting power granted on December 17, 1999, pursuant to section 95 of the Companies Act 1985 (as amended by the Companies Act 1989) (the "Companies Act") to allot equity securities (within the meaning of section 94(2) of the Companies Act), for cash pursuant to the general authority conferred by the resolution numbered 5 above as if section 89(1) of the Companies Act did not apply to such allotment, provided that this power shall:

         i) expire on the earlier of the date of the 2001 Annual General Meeting of the Company or October 10, 2001, save that the Directors may allot equity securities under this authority after the expiry thereof pursuant to any offer or agreement made by the Company on or before such expiry date pursuant to this authority as if such authority had not expired; and

         ii)      be limited to the allotment of equity securities:

         (a) in connection with a rights issue or other pre-emptive offer concerning equity securities in the Company where it is, in the opinion of the Directors, necessary or expedient to allot equity securities otherwise than in accordance with section 89 of the Companies Act by reason of the rights attached to any shares or securities of the Company or in relation to fractional entitlements or legal or practical problems under the laws of or the requirements of any recognized regulatory body or stock exchange in any territory;

         (b) pursuant to the terms of any stock option plan or share option scheme or other plan for employees and/or executive or non-executive Directors approved by the Company in a general meeting, up to an aggregate nominal value of (pound)294,900; or

         (c) otherwise than pursuant to sub-paragraphs (a) and (b) above, up to an aggregate nominal value not exceeding (pound)589,800.

         The Board of Directors has unanimously approved proposed Resolution 6 and recommends that you vote "FOR" its adoption. An affirmative vote of at least seventy-five percent (75%) of the votes cast at the Meeting will be required for adoption of the proposed resolution.

RESOLUTION 7 (SPECIAL): PURCHASE OF OWN SHARES

         Under Section 166 of the Companies Act, a company is required to obtain shareholder approval before it is able to buy back its own shares. The resolution must be subject to certain restrictions. The resolution as set out will enable the Company to buy back up to 35,389,000 Ordinary Shares representing approximately 15% of its issued share capital as of May 17, 2000 at the higher of the nominal value or the market value of the shares, as calculated from The London Stock Exchange Daily Official List of mid-market prices for the five days prior to the purchase. If this resolution is passed, the authority shall continue until the earlier of the date of the 2001 Annual General Meeting or October 10, 2001 (subject to extensions upon the occurrence of the events set forth below). No purchases will be made unless the effect is expected to increase earnings per share and the Directors consider the purchases to be in the interests of shareholders generally.

         The Company is currently prohibited from repurchasing its securities both by the terms of the Convertible Participating Shares and its principal credit agreement. Accordingly, there is no current plan to repurchase any shares. However, the Board of Directors believes that maintaining the flexibility to repurchase shares without being obligated to convene an extraordinary general meeting to obtain the requisite shareholder authority is beneficial to the Company. To accomplish the foregoing, the Board of Directors proposes adoption of the following resolution:

         Resolution 7:

         THAT the Company is hereby generally and unconditionally authorized to make market purchases (within the meaning of section 163 of the Companies Act 1985, as amended) of Ordinary Shares of 1.25 pence each in the capital of the Company with effect from the conclusion of this meeting provided that:

         (a) the maximum aggregate number of Ordinary Shares authorized to be purchased is 35,389,000 representing approximately 15% of the issued ordinary share capital of the Company as of May 17, 2000;

         (b) the minimum price which may be paid for each such Ordinary Share is 1.25 pence;

         (c) the maximum price (inclusive of expenses) which may be paid for each such Ordinary Share is an amount equal to 105 percent of the average of the middle market quotations as derived from The London Stock Exchange Daily Official List for the five business days immediately preceding the day on which such Ordinary Share is purchased;

         (d) the Company may make a contract to purchase its Ordinary Shares under this authority prior to the expiry thereof, which will or may be executed wholly or partly after the expiry of such authority, and may make a purchase of its Ordinary Shares pursuant to any such contract; and

         (e) the purchase is made in compliance with all applicable governmental laws, rules and regulations.

         The authority herein will expire at the conclusion of the 2001 Annual General Meeting of the Company, or, if earlier, October 10, 2001.

         The Board of Directors has unanimously approved proposed Resolution 7 and recommends that you vote "FOR" its adoption. An affirmative vote of at least seventy-five percent (75%) of the votes cast at the Meeting will be required for adoption of the proposed resolution.

RESOLUTION 8 (ORDINARY): APPROVAL OF LONG TERM INCENTIVE SCHEME

         The Board of Directors has agreed to amend the employment agreements of each of Larry K. Switzer and Brian L. Merriman to provide for the issue to Mr. Switzer of 578,313 ADSs (being the number of ADSs with an aggregate closing market value as of May 8, 2000 as close as possible to $3,000,000) and the issue to Mr. Merriman of 385,542 ADSs (being the number of ADSs with an aggregate closing market value as of May 8, 2000 as close as possible to $2,000,000). Each of Mr. Switzer's and Mr. Merriman's ADSs will be issued to them in three equal installments on May 8, 2001, May 8, 2002 and May 8, 2003, subject to acceleration on the occurrence of certain events set out below. Issuance of each installment is conditional on Mr. Switzer and Mr. Merriman, as appropriate, remaining employed by the Company on the relevant issue date. The HR Committee may determine (in its sole discretion) that Mr. Switzer or Mr. Merriman receives up to 40 percent of any installment in cash, instead of ADSs, such cash amount being calculated by reference to the closing market price of the Company's ADSs on the NASDAQ National Market System on the dealing day last preceding the relevant issue date. The relevant amendments to the employment agreements of Mr. Switzer and Mr. Merriman are attached as Appendix B to this document.

         The Board of Directors believes that the continued employment of each of Mr. Switzer and Mr. Merriman is highly important to the Company and that the proposed amendments to their respective employment agreements are key to retaining their respective services.

         The issuance of the ADSs to Mr. Switzer and Mr. Merriman constitutes a "long term incentive scheme" for the purposes of the Listing Rules of the UK Listing Authority and therefore, the amendments to their respective employment agreements are conditional on approval by ordinary resolution of the Shareholders.

         The respective entitlements of Mr. Switzer and Mr. Merriman to issuance of the ADSs will accelerate on the occurrence of the following events:
(1) death or permanent disability; (2) voluntary termination of employment by the executive for good reason; (3) termination of employment by the Company other than for cause; or (4) change of control events affecting the Company (as determined by Mr. Switzer's and Mr. Merriman's existing change of control agreements). In addition, the number of ADSs that are issuable under the arrangements will be subject to adjustment to protect against dilution in certain circumstances.

         The ADSs will be issued to Mr. Switzer and Mr. Merriman for no monetary consideration. The nominal (stated) value of the new Ordinary Shares of the Company that must be issued in order that the depositary of the Company's ADS program may issue the ADSs will be paid by Danka Office Imaging Company.

         The terms of the arrangements, including the number of ADSs that are the subject of the arrangements, the maximum entitlements of Mr. Switzer and Mr. Merriman, and the basis for determining any adjustments to the number of ADSs in the event of a capitalization issue, rights issue or open offer, sub-division or consolidation of shares or reduction of capital of the Company or any other variation of capital, cannot be altered to the advantage of Mr. Switzer or Mr. Merriman without the prior approval of shareholders in general meeting (except for minor amendments to benefit the administration of the arrangements, to take account of a change in legislation or to obtain or maintain favorable tax, exchange, control or regulatory treatment for Mr. Switzer or Mr. Merriman or for the Company). No other persons will be eligible to participate in the arrangements without the prior approval of shareholders in general meeting. Benefits under the arrangements will not be pensionable.

         The issuance of ADSs to Mr. Switzer and Mr. Merriman under the proposed arrangements will trigger adjustments to the ratio at which the Convertible Participating Shares convert into Ordinary Shares under anti-dilution provisions contained in the terms of the Convertible Participating Shares set out in the Company's Articles of Association. The relevant adjustments will be triggered on the dates of issuance of the ADSs. The exact extent of the adjustments (which are not expected to be significant) will depend upon the number of Ordinary Shares in issue on each date of issuance of the ADSs and the number of ADSs issued under the arrangements. Assuming, for illustrative purposes only, that Mr. Switzer and Mr. Merriman are issued all of the ADSs to which they are entitled under the arrangements, that the Company has 240,000,000 Ordinary Shares in issue on the initial issuance date and that no further Ordinary Shares are issued prior to the third issuance date other than those required for issuance of the ADSs, the conversion ratio for the Convertible Participating Shares will be adjusted from 320 Ordinary Shares (or 80 ADSs) for each Convertible Participating Share to (i) approximately 321.71 Ordinary Shares (or 80.43 ADSs) for each Convertible Participating Share from the first issuance date, (ii) approximately 323.43 Ordinary Shares (or 80.86 ADSs) for each Convertible Participating Share from the second issuance date and (iii) approximately 325.14 Ordinary Shares (or
81.28 ADSs) for each Convertible Participating Share from the third issuance date. These figures are not exact due to rounding. If more than 240,000,000 Ordinary Shares are in issue on any issuance date, the adjustments to the conversion ratio resulting from the issuance of the ADSs will be smaller.

         Assuming that all 963,855 ADSs are issued to both Mr. Switzer and Mr. Merriman, Danka Office Imaging Company will recognize an expense under United States Generally Accepted Accounting Principles from the issuance of shares over the three-year period if Mr. Switzer and Mr. Merriman remain employed by the Company totalling $5,000,000. This amount will be recognized on a straight line basis over the relevant time period. As the issuance to Mr. Switzer and Mr. Merriman of the ADSs will generally not qualify as performance-based compensation under the U.S. tax laws, the issuance of the ADSs is not expected to be deductible for U.S. tax purposes. It is anticipated, that under United Kingdom Generally Accepted Accounting Principles, the charge to the profit and loss account will be based on the ADS price on the dates of issuance.

         To accomplish the foregoing, the Board of Directors proposes adoption of the following resolution:

         Resolution 8:

         THAT the amendments to the employment agreements of each of Larry K. Switzer and Brian L. Merriman as described in the Company Proxy Statement for the Annual General Meeting and attached thereto as Appendix B, be and are hereby approved and the Directors be and are hereby authorized to do all such things as may be necessary to carry the same into effect.

         The Board of Directors (excluding Mr. Switzer and Mr. Merriman) has unanimously approved proposed Resolution 8 and recommends that you vote "FOR" its adoption. An affirmative vote of a majority of the votes cast at the Meeting will be required for adoption of the proposed resolution.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth certain information regarding the Directors and executive officers of the Company and its primary operating subsidiaries. The executive officers serve at the pleasure of the respective Boards of Directors.

-------------------------------------------------------------------------------------------------------------------------
                                                                                  BOARD COMMITTEES
                                                                       -----------------------------------
                                                                                                   HUMAN       DIRECTOR'S
  NAME                       AGE     POSITION(S)                       NOMINATIONS     AUDIT     RESOURCES      ROTATION
-------------------------------------------------------------------------------------------------------------------------

David W. Kendall              65     Chairman and Director                 ---          ---         ---           2001
-------------------------------------------------------------------------------------------------------------------------

Larry K. Switzer              56     Chief Executive Officer
                                     and Director                          ---          ---         ---           2001
-------------------------------------------------------------------------------------------------------------------------

Brian L. Merriman             63     President, Chief Operating
                                     Officer and Director                  ---          ---         ---           2001
-------------------------------------------------------------------------------------------------------------------------

Michael B. Gifford            64     Director                               X            X          ---           2002
-------------------------------------------------------------------------------------------------------------------------

Richard C. Lappin             55     Director                               X           ---          X            2002
-------------------------------------------------------------------------------------------------------------------------

Richard F. Levy               69     Director                               X            X          ---           2000
-------------------------------------------------------------------------------------------------------------------------

Keith J. Merrifield           58     Director                               X           ---          X            2000
-------------------------------------------------------------------------------------------------------------------------

J. Ernest Riddle              58     Director                               X            X          ---           2000
-------------------------------------------------------------------------------------------------------------------------

Sheli Z. Rosenberg            58     Director                               X           ---          X            2000
-------------------------------------------------------------------------------------------------------------------------

James L. Singleton            44     Director                               X           ---          X            N/A
-------------------------------------------------------------------------------------------------------------------------

Anthony D. Tutrone            36     Director                               X            X          ---           N/A
-------------------------------------------------------------------------------------------------------------------------

C. Anthony Wainwright         66     Director                               X           ---          X            2002
-------------------------------------------------------------------------------------------------------------------------

James F. White, Jr.           59     Director                               X            X          ---           2000
-------------------------------------------------------------------------------------------------------------------------

Paul G. Dumond                45     Company Secretary                     ---          ---         ---           ---
-------------------------------------------------------------------------------------------------------------------------

F. Mark Wolfinger             45     Executive Vice President
                                     and Chief Financial Officer           ---          ---         ---           ---
-------------------------------------------------------------------------------------------------------------------------

David P. Berg                 39     Executive Vice President
                                     and General Counsel                   ---          ---         ---           ---
-------------------------------------------------------------------------------------------------------------------------

R. Paul Umberg                60     Corporate Vice President,
                                     U.S. Divisions                        ---          ---         ---           ---
-------------------------------------------------------------------------------------------------------------------------

         DAVID W. KENDALL. Mr. Kendall was named Chairman of the Company in October 1998. Prior to Mr. Kendall's appointment as Chairman, he served the Company as a Director since July 1993. He is also Chairman of Celtic Energy Ltd., a Welsh coal mining company, Blagden Industries plc, a chemicals company, and Wagon plc, an engineering company. Mr. Kendall is also a non-executive director of Gowrings plc, a motor distributor, and The British Standards Institution. Previously, Mr. Kendall has served as executive deputy chairman of British Coal, a coal mining company and chairman of Bunzl plc, a U.K. conglomerate, Ruberoid PLC, a manufacturer and supplier of building products, Whitecroft plc, a conglomerate and chief executive of BP Oil Ltd., an oil refining and marketing company.

         LARRY K. SWITZER. Mr. Switzer joined the Company in September 1998 and currently serves as Chief Executive Officer and Director. Prior to his appointment as Chief Executive Officer in October 1998, Mr. Switzer served as the Company's Chief Financial Officer. Prior to joining the Company, Mr. Switzer served as Senior Executive Vice President and Chief Financial Officer of Fruit of the Loom, Inc. since 1994, where he was a member of both the Executive Committee and Board of Directors. Mr. Switzer has also previously served as Chief Financial Officer for Alco Standard Corporation and S.C. Johnson & Son, Inc.

         BRIAN L. MERRIMAN. Mr. Merriman joined the Company in July 1998 and was appointed to the Board of Directors in July 1999. Mr. Merriman was also appointed in July 1999 to serve as the President and Chief Operating Officer of Danka worldwide and is responsible for the sales, service and marketing activity of Danka's global operations. Prior to Mr. Merriman's appointment in July 1999, he served as President and Chief Operating Officer of Danka Americas, including the U.S., Canada and Latin America regions. Prior to joining the Company, Mr. Merriman served as Senior Vice President of the Electronic

Imaging Division of Toshiba America Information Systems, Inc. since 1994. Mr. Merriman has also held several senior level positions with Savin Corporation and Konica Business Machines USA, Inc.

         MICHAEL B. GIFFORD. Mr. Gifford was appointed as a Director in September 1999. From 1983 through 1996, Mr. Gifford was Group Chief Executive of the Rank Organisation Plc, a London based leisure and entertainment conglomerate and the joint venture partner for Xerox operations outside the Americas. During this period he served as the Rank representative on the Rank Xerox Board, and was also a director of Fuji Xerox, whose operations covered the Eastern Hemisphere. Mr. Gifford also served on the Board of English China Clays Plc from 1992 to 1999 and is currently a Director of The Gillette Company, a U.S. quoted global consumer products company.


         RICHARD C. LAPPIN. Mr. Lappin was appointed as a Director in September 1999. Mr. Lappin has been a Senior Managing Director at Blackstone Group since 1999. Prior to joining Blackstone, Mr. Lappin served as President of Farley Industries, which included West Point-Pepperell, Inc., Acme Boot Company Inc., Magnus Metals, Inc., and Fruit of the Loom, Inc., and President and CEO of Doehler-Jarvis and Southern Fastening Systems. Mr. Lappin has also held senior executive positions with Champion Spark Plug Company and RTE Corporation. Mr. Lappin currently serves as a director of American Axle, Collins & Aikman, Premcor, Inc., Haynes, and Republic Technologies.


         RICHARD F. LEVY. Mr. Levy was appointed as a Director in February 2000. Since May 1996, Mr. Levy has been a partner at Altheimer & Gray, an international law firm based in Chicago, Illinois. Previously, Mr. Levy was a partner with Kirkland & Ellis, an international law firm also based in Chicago, Illinois. Mr. Levy also serves as Vice Chairman and Director of Amalgamated Investments Company, a bank holding company. Prior to 1998, he was a Director of Ambassador Apartments, a large apartment Real Estate Investment Trust.

         KEITH J. MERRIFIELD. Mr. Merrifield was appointed as a Director in January 1997. From 1975 through 1990, Mr. Merrifield was the Managing Director of Wellcome International, a division of the United Kingdom pharmaceutical company Wellcome plc. During this time Mr. Merrifield significantly developed Wellcome's pharmaceutical business in Asia, Africa and Eastern Europe. In 1990 Mr. Merrifield was appointed as Director of International Operations and, in addition, Director of Group Marketing worldwide in 1994. Mr. Merrifield also played a key role in the integration process following Glaxo's acquisition of Wellcome plc. Since resigning from Wellcome plc in June 1995, Mr. Merrifield has served as a director of British Biotech PLC, an innovative pharmaceutical company based in Oxford, England, and also Coats Viyella PLC, the largest textile company in the U.K.

         J. ERNEST RIDDLE. Mr. Riddle was appointed as a Director in January 1998. From March 1997 to July 1999, Mr. Riddle was President and Chief Operating Officer of Norrell Services, Inc., an outsourcing information technology and staffing services company based in Atlanta, Georgia. Prior to joining Norrell, Mr. Riddle spent four years with Ryder System, Inc., a logistics and transportation group, primarily in marketing and sales, and was President of Ryder International from October 1995 to December 1996. Mr. Riddle also has considerable experience in the photocopier industry, having worked for Xerox Corporation from 1966 to 1992 where he held several executive positions including Vice President Marketing and Vice President Operations for the U.S. group, and Vice President Worldwide Marketing Operations and Vice President Marketing/Sales Director for Rank Xerox in London. Mr. Riddle serves on the Board of Directors of AirNet Systems, Inc, a provider of time-sensitive small package delivery services. He also serves as a trustee of Brevard College and on the Board of the Visitors of the University of North Carolina.

         SHELI Z. ROSENBERG. Ms. Rosenberg was appointed as a Director in February 2000. In 1980 she joined Equity Group Investments, Inc. as General Counsel, was named President and Chief Executive Officer in 1994 and Vice Chairman in January 2000. Prior to joining Equity, Ms. Rosenberg was a managing partner at Schiff Hardin & Waite. From 1996-7 she was associated with Cotton, Watt, Jone & King. Ms. Rosenberg sits on seven New York Stock Exchange companies' boards: Anixter International Inc., CVS Corporation, Capital Trust, Illinova Corporation, Manufactured Home Communities, Inc., Equity Residential Properties Trust and Equity Office Properties Trust. Ms. Rosenberg sits on the Boards of Illinois Institute of Technology, The Chicago Network, National Partnership for Women & Families, Women's Issues Network Foundation, and Rush-Presbyterian-St. Luke's Medical Center.

         JAMES L. SINGLETON. Mr. Singleton was appointed as a Director in December 1999. In 1994 Mr. Singleton formed The Cypress Group LLC, a private equity firm, and currently serves as Vice Chairman. Previously, Mr. Singleton was a Managing Director in Lehman Brothers' Merchant Banking Group. Mr. Singleton serves on the boards of Cinemark USA Inc., Genesis Health Ventures, William Scotsman Inc., WESCO International Inc., ClubCorp Inc., HomeRuns.Com. Inc. and LP Thiebault & Company. Mr. Singleton was designated by the Holders of the Convertible Participating Shares as their nominee to serve on the Board of Directors.

         ANTHONY D. TUTRONE. Mr. Tutrone was appointed as a Director in December 1999. In 1994 Mr. Tutrone became a Principal of The Cypress Group LLC and in 1998, was made a Managing Director. Prior to joining The Cypress Group LLC, Mr. Tutrone was a member of Lehman Brothers' Merchant Banking Group. Mr. Tutrone serves on the boards of AMTROL Inc. and WESCO International, Inc. Mr. Tutrone was designated by the Holders of the Convertible Participating Shares as their nominee to serve on the Board of Directors.


         C. ANTHONY WAINWRIGHT. Mr. Wainwright was appointed as a Director in September 1999. Since 1997, Mr. Wainwright has served as Vice Chairman of McKinney & Silver, a North Carolina advertising agency and wholly-owned division of the public company MarchFIRST. From 1995 to 1997 Mr. Wainwright was the Chairman of Harris Drury Cohen, a Ft. Lauderdale advertising agency. Prior to Harris Drury Cohen, Mr. Wainwright was the Chairman of Compton Partners, Saatchi & Saatchi, an international advertising agency, and subsidiary of Cordiant PLC. Mr. Wainwright also serves as a director of six public companies including, Advanced Polymer Systems, Inc., America Woodmark Corporation, Caribiner International, Del Webb Corporation and Marketing Services Group Inc., and various private and charitable boards.


         JAMES F. WHITE, JR. Mr. White has served the Company as a Director since July 1993. Since January 1996, he has served of counsel to the law firm of Shumaker, Loop & Kendrick, Toledo, Ohio. Mr. White served as an executive officer and director of Checkers Drive-In Restaurants, Inc. from January 1993 through December 1995, most recently as Vice Chairman of the Board and as a non-executive director of Arbor Health Care Company prior to its sale in November 1997. For more than 20 years prior to January 1993, Mr. White was a partner in the law firm of Shumaker, Loop & Kendrick. Mr. White is also a director of numerous private companies.

         PAUL G. DUMOND. Mr. Dumond, who is a Chartered Accountant, has been the Company Secretary of the Company since March 1986. Mr. Dumond is also the owner and director of Nautilus Management Limited, a management services company, and a non-executive director of two publicly owned U.K. companies; Redbus Interhouse PLC, which provides internet web server co-location facilities, and Mid-States PLC, which distributes auto parts in the United States. He was previously with Thomson McLintock, Chartered Accountants, now part of KPMG, following which he held the positions of finance manager, and later finance director, in the oil and gas industry.

         F. MARK WOLFINGER. Mr. Wolfinger joined the Company in August 1998 and currently serves as Executive Vice President and Chief Financial Officer. Prior to his appointment to Chief Financial Officer in December 1998, Mr. Wolfinger served as the President of the Company's Specialty Markets, including the Canada, Latin America and Omnifax divisions. Prior to joining the Company, Mr. Wolfinger served as Executive Vice President and Chief Financial Officer for Hollywood Entertainment Corporation since 1997. Mr. Wolfinger also served in a variety of roles at Metromedia Restaurant Group, Grand Metropolitan PLC and PepsiCo before joining Hollywood Entertainment Corporation.

         DAVID P. BERG. Mr. Berg joined the Company in July 1997 as Vice President and General Counsel to develop the Company's in-house legal department. Prior to joining the Company, Mr. Berg served as Senior Vice President, General Counsel and Secretary of Nordic Track, Inc. since 1994, where he had responsibility for the legal, business development and international divisions. Mr. Berg has also served in various capacities at BellSouth Corporation, including general counsel roles in BellSouth's wireless data and computer services subsidiaries. Mr. Berg resigned from Danka effective June 2, 2000.

         R. PAUL UMBERG. Mr. Umberg served as the Company's Corporate Vice President, U.S. Divisions, and managed the field sales and service operations within the U.S. On March 31, 2000, Mr. Umberg retired from Danka. Mr. Umberg joined the Company in 1994 as President of Omnifax, responsible for Danka's fax division, and was promoted to Corporate Vice President, U.S. Divisions in September 1997. Prior to joining the Company, Mr. Umberg served as President, Chief Executive Officer and Board Chairman of Bay Bankshares, a multi-bank holding company headquartered in Florida.

         The Articles of Association of the Company set the size of the Board of Directors at not less than two persons. The Board of Directors currently consists of thirteen members who serve pursuant to the Company's Articles of Association, of which two Directors are elected by the Holders of the Convertible Participating Shares.

         The Participating Share Directors (currently Mr. Singleton and Mr. Tutrone) are elected by the affirmative vote of a majority of the votes cast at a class meeting of the Holders of the Convertible Participating Shares. The quorum for the class meeting is two persons holding or representing by proxy at least one-third in nominal value of the Convertible Participating Shares in issue. The Company's Articles of Association provide that, subject to the following exception, the Holders of the Convertible Participating Shares are entitled to appoint two Directors so long as they hold, in aggregate, voting shares of the Company (including Convertible Participating Shares) that represent at least 10 percent of the total voting rights of the Company. The Holders of Convertible Participating Shares are entitled to appoint one Participating Share Director in the event that they own in aggregate voting shares representing less than 10 percent but more than 5 percent of the total voting rights of the Company. If The Cypress Group LLC or its affiliates transfer Convertible Participating Shares to a person who is not an affiliate of them without the consent of the Board of Directors of the Company (which consent is not to be unreasonably withheld), and as a result The Cypress Group LLC and its affiliates hold in aggregate less than 50.01 percent of the Convertible Participating Shares in issue, the Holders of the Convertible Participating Shares are entitled to appoint a maximum of one Participating Share Director. Each committee of the Board of Directors must include at least one Participating Share Director, except as prohibited by applicable law or regulation. The right of the Holders of the Convertible Participating Shares to elect the Participating Share Directors is in addition to their right to vote with other Shareholders on the appointment of Directors generally.

         One-third (1/3) of the Directors are required to retire and are eligible for re-election at each Annual General Meeting, other than the Participating Share Directors and Directors appointed by the Board of Directors since the last Annual General Meeting. In addition, Directors may be appointed by the Board of Directors, but Directors so appointed hold office only until the next Annual General Meeting of the Company, when they are eligible for re-election.

         Other than as regards the Participating Share Directors and the service agreements that the Company has entered into with Mr. Kendall, Mr. Switzer and Mr. Merriman (as described in the "Report of the Human Resources Committee" section of this Proxy Statement), during fiscal 2000 there was no understanding regarding any executive officer or Director and the Company or any other person pursuant to which any executive officer or Director was, or is, to be elected or appointed to such position. No executive officer is related to any other executive officer or Director. The Board of Directors held 18 meetings (including conference calls) during fiscal 2000. In fiscal 2000, each incumbent Director attended in excess of seventy-five percent (75%), collectively, of the meetings of the Board of Directors and of each committee of which he was a member.

NOMINATIONS COMMITTEE

         The Nominations Committee, as it deems appropriate, makes recommendations to the full Board of Directors with respect to the size and composition of the Board and its committees and with respect to nominees for election as directors. The Nominations Committee met once in fiscal 2000. The Nominations Committee will consider suggestions regarding candidates for election to the Board submitted by Shareholders in writing to the Secretary of the Company. With regard to the 2001 Annual General Meeting, any such suggestion must be received by the Secretary no later than the date by which Shareholder proposals for such annual general meeting must be received as described below under the heading "Shareholders Proposals for Presentation at the 2001 Annual General Meeting".

AUDIT COMMITTEE

         The functions of the Audit Committee are to recommend annually to the Board of Directors the appointment of the independent public accountants (Chartered Accountants and Registered Auditor) of the Company, discuss and review the scope and the fees of the prospective annual audit, review the results thereof with the independent public accountants, review and approve non-audit services of the independent public accountants, review compliance with existing major accounting and financial policies of the Company, review the adequacy of the financial organization of the Company, review management's procedures and policies relative to the adequacy of the Company's internal accounting control, monitor compliance with relevant laws relating to accounting practices and the policies and practices of the Company concerning financial reporting to Shareholders and the public and review and approve transactions, if any, with affiliated parties. The Audit Committee met seven times in fiscal 2000.

         The Audit Committee also reviews the systems and procedures for direct communication between the Audit Committee and internal accounting staff and the auditors. Further information regarding the Audit Committee is set out in the Audit Committee Report below. The Charter and Terms of Reference of the Audit Committee adopted February 8, 2000 is attached as Appendix A to this document. The members of the Audit Committee are James F. White, Jr. (Chairman), Michael
B. Gifford, Richard F. Levy, J. Ernest Riddle and Anthony D. Tutrone.

HUMAN RESOURCES COMMITTEE

         The function of the Human Resources Committee, which is composed of independent outside Directors, is to review and approve annual salaries and bonuses for executive Directors and certain officers and to review, approve and/or generally recommend to the Board of Directors the terms and conditions of periodic stock option grants and employee benefit plans or changes thereto. The Human Resources Committee met four times in fiscal 2000.

SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS


         The following table sets forth, as of April 30, 2000, information as to the beneficial ownership of the Company's Ordinary Shares by (i) each person known to the Company as having beneficial ownership of more than five percent (5%) of the Company's equity securities, (ii) each Director, (iii) each "named executive officer" (as defined in Item 402(a) (3) of Regulation S-K under the Securities Exchange Act of 1934 (the "1934 Act") ("Named Executive Officer")), and (iv) all Directors and Executive Officers of the Company as a group.




-------------------------------------------------------------------------------------------------------------------------
                                                                                    SHARES BENEFICIALLY OWNED
NAME OF BENEFICIAL OWNER (1)                                                         AS OF APRIL 30, 2000 (2)
-------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF               ADS
HOLDINGS OF GREATER THAN 5 PERCENT                                ORDINARY SHARES(14)       EQUIVALENT       PERCENT (13)
----------------------------------------------------------------  -------------------       ----------       ------------

Cypress Associates II LLC (3)                                          64,681,280           16,170,320            21.6%
Prudential Corporation plc (4)                                         20,335,104            5,083,776             8.4%
Wellington Management Company, LLP (5)                                 19,192,000            4,798,000             8.2%
Massachusetts Financial Services (6)                                   17,712,000            4,428,000             7.5%
Merrill Lynch Asset Management (7)                                     13,936,000            3,484,000             5.9%
-------------------------------------------------------------------------------------------------------------------------

HOLDINGS BY DIRECTORS AND EXECUTIVE OFFICERS
David W. Kendall                                                           15,000                3,750               *
Larry K. Switzer (8)                                                    2,604,112              651,028             1.1
Brian L. Merriman (9)                                                   2,115,464              528,866             1.0
Michael B. Gifford                                                          8,000                2,000               *
Richard C. Lappin                                                          10,000                2,500               *
Richard F. Levy                                                            40,000               10,000               *
Keith J. Merrifield                                                        15,000                3,750               *
J. Ernest Riddle                                                           20,000                5,000               *
James L. Singleton (10)                                                64,681,280           16,170,320            21.6
Sheli Z. Rosenberg                                                             --                   --               *
Anthony D. Tutrone                                                             --                   --               *
C. Anthony Wainwright                                                       4,000                1,000               *
James F. White, Jr.                                                        16,000                4,000               *
F. Mark Wolfinger (11)                                                  1,428,291              357,073               *
David P. Berg (12)                                                        673,347              168,337               *
R. Paul Umberg (13)                                                       591,412              147,853               *

All Directors and Executive Officers as a group (19 persons)           72,511,123           18,127,781            24.9%

-------------------------------------------------------------------------------------------------------------------------


(*)  Represents less than one percent (1%) of the share capital.

(1) Except for Messrs. Wolfinger, Berg and Umberg, all of the listed individuals are currently Directors of the Company. Messr. Switzer and Merriman are executive officers of the Company.

(2) Except as otherwise indicated, all Ordinary Shares or ADSs are held of record with sole voting and investment power.

(3) Consists of (a) 192,109 Convertible Participating Shares which are convertible into 61,474,880 Ordinary Shares, beneficially owned by Cypress Merchant Banking Partners II L.P., (b) 8,167 Convertible Participating Shares which are convertible into 2,613,440 Ordinary Shares, beneficially owned by Cypress Merchant Banking II C.V. and (c) 1,853 Convertible Participating Shares which are convertible into 592,960 Ordinary Shares, beneficially owned by 55th Street Partners II L.P. Cypress Associates II LLC, as well as James A. Stern, Jeffrey P. Hughes, James L. Singleton and David P. Spalding (each a "Managing Member" of Cypress Associates II LLC), may be deemed to beneficially own these shares. However, each of Cypress Associates II LLC and each Managing Member disclaims beneficial ownership. The share and percentage ownership figures are calculated at the conversion rate as of the date of this document of 320 Ordinary Shares for each Convertible Participating Share. The principal business and office address of Cypress Associates II LLC and the Managing Members is 65 East 55th Street, New York, NY 10022.

(4) The Prudential Assurance Company Limited, a subsidiary of Prudential Corporation plc, purchased 18,000 Convertible Participating Shares (equivalent to 5,760,000 Ordinary Shares at the conversion rate as of the date of this document of 320 Ordinary Shares for each Convertible Participating Share) on December 17, 1999. A payment-in-kind dividend of 191 additional Convertible Participating Shares was paid on those shares on February 15, 2000. Ownership also includes 14,513,984 Ordinary Shares currently held by Prudential Corporation plc. Share and percentage ownership assumes conversion of the Convertible Shares at the conversion rate as of the date of this document of 320 Ordinary Shares for each Convertible Participating Share. The address of Prudential Corporation plc is 142 Holborn Bars, London EC1N 2NH England.

(5) Wellington Management Company, LLP is a mutual fund organization. The address of Wellington Management Company, LLP is 75 State Street, 19th Floor, Boston, Massachusetts 02109.

(6) Massachusetts Financial Services is a mutual fund organization. The address of Massachusetts Financial Services is 500 Boylston Street, Boston, Massachusetts 02116.


(7) Merrill Lynch Asset Management is a mutual fund organization. The address of Merrill Lynch Asset Management is 800 Scudders Hill Road, Plainsboro, New Jersey 08536.



(8) Includes options held by Mr. Switzer to purchase 640,000 ADSs (equivalent to 2,560,000 Ordinary Shares), all of which are currently exercisable.



(9) Includes options held by Mr. Merriman to purchase 528,333 ADSs (equivalent to 2,113,332 Ordinary Shares), all of which are currently exercisable.



(10) Includes 64,681,280 Ordinary Shares beneficially owned by affiliates of Cypress Associates II LLC. Mr. Singleton is Vice Chairman of The Cypress Group LLC. See note 3 above. Mr. Singleton disclaims beneficial ownership of such shares.



(11) Includes options held by Mr. Wolfinger to purchase 356,667 ADSs (equivalent to 1,426,668 Ordinary Shares), all of which are currently exercisable.



(12) Includes options held by Mr. Berg to purchase 166,667 ADSs (equivalent to 666,668 Ordinary Shares), all of which are currently exercisable. Mr. Berg resigned from the company effective June 2, 2000.



(13) Mr. Umberg retired from the Company on March 31, 2000.



(14) At April 30, 2000 a total of 235,258,306 Ordinary Shares were outstanding. Pursuant to the rules of the Securities and Exchange Commission, Ordinary Shares or ADSs that a person has a right to acquire within 60 days of the date hereof pursuant to the exercise of stock options or the conversion of the Company's Convertible Participating Shares or the convertible subordinated notes, are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.


     On March 31, 2000, The Bank of New York, as depositary for the Company's ADS program, held 191,112,119 Ordinary Shares representing 81.5% of the Ordinary Shares in issue.

         The information contained in the following sections "Report of the Human Resources Committee", "Performance Graph" and "Report of the Audit Committee" is not deemed to be "Soliciting Material" or to be "Filed" with the SEC or subject to Regulation 14-A under the 1934 Act, or to the liabilities of
Section 18 of the 1934 Act.

                    REPORT OF THE HUMAN RESOURCES COMMITTEE


EXECUTIVE COMPENSATION

COMPENSATION PHILOSOPHY

         The guiding philosophy of Danka's executive compensation program is to:

a) provide an industry-competitive program with emphasis on incentive pay which links pay to performance, both long and short term;

b) ensure that executive compensation over time closely reflects long term shareholder return.

         Compensation of the Company's top executives is reviewed and approved by the Human Resources Committee which, at the end of fiscal 2000 was comprised of five non-employee, independent directors. The Human Resources Committee has access, at its discretion, to compensation consultants and survey information on executive compensation in comparable companies. In determining the compensation of top executives, the generally accepted practices on executive compensation in the geographic markets in which they are principally based are taken into account.

COMPENSATION ELEMENTS

         There are three elements to the Company's executive compensation program:

         o        base salary, other benefits and relevant perquisites

         o        annual incentives

         o long term incentives - currently executive share options, stock appreciation rights and restricted share programs

Base Salary

         Base salaries for senior executives are designed to be generally competitive with other companies in similar industries. Such companies include Xerox, Ikon Office Solutions, Pitney Bowes and Lexmark. Actual base salary levels vary from this target level based upon the potential impact of the individual executive on the Company, the skills and experience that the executive brings to the job and the individual's performance.

         Further details of other benefits and perquisites provided are given below.

Annual and long term incentives

         Annual incentive compensation for executives including the CEO is based on pre-established performance goals, which are determined annually and in fiscal 2000 comprised revenue and EBITDA targets for the Company. Certain executives are eligible for incentive compensation based on business unit operating performance. In addition, performance compensation may be earned for achievement of personal goals as approved by the Human Resources Committee. The maximum annual incentives for executives range from 50% to 200% of base salary based on performance metrics that are pre-determined or approved by the Committee.

         Long term incentive compensation mainly consists of the award of stock options. The number of stock options awarded to an executive is based on the executive's target option level, the targets being set as a range depending on staff grade and the individual's performance. Currently, neither the number of options previously granted to, nor the options currently held by, a potential recipient are considered when grants are awarded. Stock options are granted at the fair market value on the date of the grant, have a 10-year maximum term and in respect of options granted before July 1998 generally vest 100% three years after the date of the grant. Options issued since July 1998 may generally be exercised as to one-third of the number of shares one year after the date of grant, the next one-third two years after the date of grant, and the final one-third three years after the date of the grant (although certain options have been granted on different vesting terms).

         Shareholders are being asked at the Meeting to approve amendments to each of Mr. Switzer's and Mr. Merriman's employment agreements to provide for the issue to each of them of ADSs, described further below.

One million dollar limit on deductibility

         Section 162(m) of the Internal Revenue Code limits the U.S. tax deduction the Company may claim for non-deferred compensation paid to its Chief Executive Officer or to any one of the other four executive officers named in the Summary Compensation Table in a single fiscal year to $1,000,000, unless the portion exceeding $1,000,000 qualifies as performance-based compensation under the U.S. tax laws. The Human Resources Committee has determined that it will seek to ensure that all amounts paid to the Company's Chief Executive Officer or to any of the other Named Executive Officers in excess of $1,000,000 will generally qualify as performance-based pay and be deductible by the Company but will preserve its flexibility to reward executives for performance that increases the value of the Company, whether or not such compensation is deductible by the Company.

Other Benefits

         The Company may provide other benefits (including perquisites) to its senior executives in line with accepted practice in the geographic territories in which they are based. These include the use of an automobile or the provision of an automobile allowance, health insurance, life insurance, 401(k) plans and, in the case of executives based in Europe, Company pension schemes.

         The Company also established a Deferred Compensation Plan in fiscal 1997 for its U.S. based executives, which allows participants to defer all or a portion of their annual salary and/or bonus until the plan retirement age of 60. Upon retirement, each participant will receive their deferred balances in either a lump sum, or in annual installments over 5, 10 or 15 years. (See the table captioned "Summary Compensation Table".)

         The Company has purchased and holds whole life insurance policies on the lives of those executive officers participating in the Deferred Compensation Plan, to provide a source of funds available to satisfy its obligations under this plan.

CEO COMPENSATION

         Mr. Larry K. Switzer was appointed Chief Executive Officer on October 23, 1998. Mr. Switzer's current salary is $800,000 per annum.

         Mr. Switzer is also eligible for annual incentive compensation based on pre-established performance goals. The maximum annual incentive is equivalent to 200% of Mr. Switzer's base salary. Mr. Switzer received a bonus during fiscal 2000 equivalent to 96% of his base salary, or $768,000 in respect of achievement against pre-set goals for revenue and EBITDA of the Company. In addition, he received $400,000 as a discretionary bonus in respect of the successful completion of the refinancing of the Company in December 1999.

         Under the terms of his employment arrangements, Mr. Switzer was awarded options on February 19, 1999 to acquire 920,000 ADSs at a price of $5.25 per ADS under the Company's 1996 Share Option Scheme. These options vest in three equal annual tranches beginning on the first anniversary of the date of grant. However, in the event of the market price of the Company's ADSs exceeding specified levels as set forth below, each of the tranches may become exercisable on an accelerated basis contingent upon such a price being achieved.

         Under this arrangement, the first tranche of 306,667 ADS's became exercisable on June 4, 1999 and the second tranche of 306,667 options became exercisable on February 19, 2000. The third tranche of 306,666 options may be exercised before the third anniversary of the grant (but in any event not before the second anniversary of the date of grant) if the price of the Company's ADSs exceeds $20.00 (a 280% increase over the option price).

         In addition, Mr. Switzer was awarded stock appreciation rights in respect of 80,000 ADSs with effect from February 19, 1999. Under this arrangement he is entitled to receive a cash payment equivalent to the difference between the closing ADS price on February 19, 1999 ($5.125 per ADS) and the price on the day of crystallisation of the stock appreciation right (the 'Value Gain per Share') multiplied by the relevant number of ADSs. For these purposes, the dates of determination of the Value Gain per Share are the respective dates on which the options to acquire the 920,000 ADSs referred to above are exercised and the total value crystallised on each date is the Value Gain per Share, multiplied by 80,000 and multiplied by the proportion of the total 920,000 ADSs being acquired by option exercise on that date.

         In addition to the stock appreciation rights listed above, Mr. Switzer is also entitled to be paid an amount totaling $812,500 over the period of the exercise of the 920,000 ADSs shown above. This amount represents 1,000,000 multiplied by $0.8125, the appreciation of the Company's share price between $4.3125, the market price of the ADSs on January 14, 1999 and $5.125, the closing price on February 19, 1999, the date of the grant of options referred to above. This amount is paid out in pro-rata tranches at the time he exercises the options to acquire 920,000 ADSs.

         The terms of Mr. Switzer's employment agreement extend through August 31, 2002. The agreement also provides, among other things, notice of termination provisions, severance benefits including the vesting of options under certain circumstances, and non-compete provisions.

         Danka Office Imaging Company, a subsidiary of the Company, has agreed to advance premiums for a split-dollar $4,000,000 life insurance policy in respect of Mr. Switzer. The advances are repayable to Danka Office Imaging Company from the proceeds of any payment made under the policy on the death of Mr. Switzer or the surrender of the policy. Mr. Switzer (or beneficiaries nominated by Mr. Switzer) is entitled to retain the balance of any such payment under the policy.

         Shareholders are being asked at the Meeting to approve an amendment to Mr. Switzer's employment agreement to provide for the issue to Mr. Switzer of 578,313 ADSs (being the number of ADSs with an aggregate closing market value as of May 8, 2000 as close as possible to $3,000,000) in three equal installments on May 8, 2001, May 8, 2002 and May 8, 2003. The issuance of each installment will be conditional on Mr. Switzer remaining employed by the Company on the relevant issue date. The ADSs will be issued to Mr. Switzer for no monetary consideration payable by him. The nominal (stated) value of the new Ordinary Shares of the Company that must be issued in order that the depositary of the Company's ADS program may issue the ADSs will be paid by Danka Office Imaging Company. Assuming that all 578,313 ADSs are issued to Mr. Switzer, this will represent an expense to Danka Office Imaging Company under United States Generally Accepted Accounting Principles of $3,000,000, recognized in three equal annual installments. As the issuance to Mr. Switzer of the ADSs will generally not qualify as performance-based compensation under the U.S. tax laws, the issuance of the ADSs is not expected to be deductible for U.S. tax purposes.

         Mr. Switzer's compensation arrangements as Chief Executive Officer of the Company were determined and agreed by the Human Resources Committee which has taken advice from independent consultants in respect of U.S. based compensation programs. In addition, he received (pound)7,500 ($12,083) in director's fees during fiscal 2000.

OTHER NAMED EXECUTIVE OFFICERS

         Messrs. Merriman, Wolfinger and Berg also have similar compensation arrangements which were designed to be consistent with the Company's compensation philosophy.

         Shareholders are being asked at the Meeting to approve an amendment to Mr. Merriman's employment agreement to provide for the issue to Mr. Merriman of 385,542 ADSs (being the number of ADSs with an aggregate closing market value as of May 8, 2000 as close as possible to $2,000,000) in three equal installments on May 8, 2001, May 8, 2002 and May 8, 2003. The issuance of each installment will be conditional on Mr. Merriman remaining employed by the Company on the relevant issue date. The ADSs will be issued to Mr. Merriman for no monetary consideration payable by him. The nominal (stated) value of the new Ordinary Shares of the Company that must be issued in order that the depositary of the Company's ADS program may issue the ADSs will be paid by Danka Office Imaging Company. Assuming that all 385,542 ADSs are issued to Mr. Merriman, this will represent an expense to Danka Office Imaging Company under United States Generally Accepted Accounting Principles of $2,000,000, recognized in three equal annual installments. As the issuance to Mr. Merriman of the ADSs will generally not qualify as performance-based compensation under the U.S. tax laws, the issuance of the ADSs is not expected to be deductible for U.S. tax purposes.

         Danka Office Imaging Company, a subsidiary of the Company, has agreed to advance premiums for a split-dollar $3,000,000 life insurance policy in respect of Mr. Merriman. The advances are repayable to Danka Office Imaging Company from the proceeds of any payment made under the policy on the death of Mr. Merriman or the surrender of the policy. Mr. Merriman (or beneficiaries nominated by Mr. Merriman) is entitled to retain the balance of any such payment under the policy.

         The members of the Human Resources Committee are currently Keith J. Merrifield (Chairman), Richard C. Lappin, C. Anthony Wainwright, James L. Singleton and Sheli Z. Rosenberg. Mr. Singleton and Ms. Rosenberg were appointed to the Human Resources Committee during the year.


                               Signed on Behalf of the Human Resources Committee
                                  by Keith J. Merrifield (Chairman)
                                  Richard C. Lappin
                                  Sheli Z. Rosenberg
                                  James L. Singleton
                                  C. Anthony Wainwright

COMPENSATION OF NAMED EXECUTIVE OFFICERS AND DIRECTORS

         The following table provides information concerning the annual and long-term compensation for services rendered in all capacities to the Company for the last three (3) fiscal years for the Chief Executive Officer and the other four most highly compensated Named Executive Officers.

                           SUMMARY COMPENSATION TABLE
                       ---------------------------------


                                                                                            LONG-TERM
                                                                                          COMPENSATION
                                             ANNUAL COMPENSATION                             AWARDS
                              ------------------------------------------------------   -------------------
     NAME AND                 FISCAL                                  OTHER ANNUAL          NUMBER OF           ALL OTHER
PRINCIPAL POSITION             YEAR          SALARY       BONUS     COMPENSATION (1)     OPTIONS/SARs (2)     COMPENSATION
------------------            ------        --------   ----------   ----------------   -------------------    ------------
Larry K. Switzer, (3)
   Chief Executive Officer     2000         $800,000   $1,168,000        $12,083               --               $10,000(4)
                               1999         $328,846     $450,000         $7,235       1,000,000/1,080,000        --

Brian L. Merriman, (5)
    President and Chief
          Operating Officer    2000         $650,000     $949,000        $12,083               --               $50,245(6)
                               1999         $400,126     $232,000           --           835,000/750,000       $119,000(6)

F. Mark Wolfinger, (7)
    Executive Vice President
         And Chief Financial
         Officer               2000         $450,000     $657,000           --                 --                $3,995(8)
                               1999         $228,462     $392,500           --           570,000/500,000       $174,000(8)

David P. Berg, (9)
   Executive Vice President
         And General Counsel   2000         $325,000     $524,500           --                 --              $27,246(10)
                               1999         $246,154     $207,900           --           250,000/250,000        $6,413(10)

R. Paul Umberg, (11)
   Corporate Vice President,
          U.S. Divisions       2000         $300,000     $161,814           --             50,000/ --         $100,510(12)
                               1999         $301,154       --               --             50,000/ --          $39,675(12)
                               1998         $283,846      $81,000           --             110,000/ --          $7,193(12)

----------------------------
(1)      The amounts listed represent sums received as Director fees.
(2) Options are granted to acquire either Ordinary Shares or American Depositary Shares ("ADS"). Each ADS represents four Ordinary Shares. All numbers shown in the above table represent ADSs. All options were granted at the fair market value of the ADSs on the date of the grant. All stock appreciation rights ("SARs") were granted in the form of ADSs.
(3) Mr. Switzer commenced serving as an executive officer in September 1998 upon joining the Company and was then appointed Chief Executive Officer in October 1998.
(4) Includes Company matching contribution to the Company 401(k) plan of $10,000.
(5) Mr. Merriman commenced serving as an executive officer in July 1998 upon joining the Company.
(6) Includes relocation reimbursements of $44,995 and $119,000 for fiscal 2000 and 1999, respectively. Fiscal 2000 also includes Company matching contribution to the Company 401(k) plan of $5,250.
(7) Mr. Wolfinger commenced serving as an executive officer in August 1998 upon joining the Company.
(8) Fiscal 2000 includes Company matching contribution to the Company 401(k) plan of $3,995. Fiscal 1999 other compensation represents relocation reimbursements.
(9) Mr. Berg commenced serving as an executive officer in fiscal 1999. He resigned effective June 2, 2000.
(10) Includes Company matching contribution to the Company 401(k) plan of $14,135 and $3,440 in fiscal 2000 and 1999, respectively. Also includes $13,111 and $2,973 of above-market interest earned on deferred compensation arrangements in fiscal 2000 and 1999, respectively.
(11)     Mr. Umberg retired from the Company March 31, 2000.

(12) Includes Company matching contribution to the Company 401(k) plan of $8,538, $6,639 and $6,513 in fiscal 2000, 1999 and 1998, respectively.
         Fiscal 2000 and 1999 also include $91,972 and $33,036, respectively, of above-market interest earned on deferred compensation arrangements. Mr. Umberg also received a car allowance of $680 in fiscal 1998.

SHARE OPTION PLANS

         The Company has options outstanding under its Share Option Plans. Options granted are for the right to acquire Ordinary Shares or ADSs. The following table provides information concerning options issued under the Company's Share Option Plans to Mr. Umberg, the only Named Executive Officer to receive a grant of options during Fiscal Year 2000. The Company did not grant any stock appreciation rights during fiscal 2000.


------------------------------------------------------------------------------------------------------------------------
                                                   OPTION GRANTS IN FISCAL 2000
                                                        INDIVIDUAL GRANTS
------------------------------------------------------------------------------------------------------------------------
                                                                                            POTENTIAL REALIZABLE VALUE
                                               % OF TOTAL                                     AT ASSUMED ANNUAL RATES
                                                OPTIONS        EXERCISE                     OF SHARE PRICE APPRECIATION
                            NUMBER OF          GRANTED TO      OR BASE                         FOR OPTION TERM(2,3)
                             OPTIONS          EMPLOYEES IN      PRICE       EXPIRATION     -----------------------------
NAME                        GRANTED(1)        FISCAL 2000     ($/SHARE)        DATE             5%             10%
------------------------------------------------------------------------------------------------------------------------
R. Paul Umberg                50,000              5.6%          $9.19        08/19/09        $288,977       $732,325
------------------------------------------------------------------------------------------------------------------------

(1)      The options granted are for ADSs.
(2) The U.S. dollar amounts under these columns are the result of calculations at 5% and 10% which reflect rates of potential appreciation set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the Company's Ordinary Share or ADS price. The Company's stock options are granted with a pence per Ordinary Share or $ per ADS exercise price.
(3) Options vest in three (3) equal annual installments beginning after the first anniversary date.

         The following table provides detailed information concerning aggregate share option/stock appreciation rights ("SARs") values at the end of fiscal 2000 for unexercised share options/SARs held by each of the Named Executive Officers. No share options/SARs were exercised by any Named Executive Officer in Fiscal 2000.


--------------------------------------------------------------------------------------------------------------------
                                    AGGREGATED OPTIONS/SARs EXERCISED IN FISCAL 2000
                                         AND FISCAL YEAR-END OPTION/SAR VALUES
--------------------------------------------------------------------------------------------------------------------
                             NUMBER OF
                             ORDINARY
                             SHARES OR                      NUMBER OF UNEXERCISED           VALUE OF UNEXERCISED
                                ADSs                             OPTIONS/SARs            IN-THE-MONEY OPTIONS/SARs
                            ACQUIRED ON        VALUE         AT FISCAL YEAR-END             AT FISCAL YEAR-END
NAME                        EXERCISE(1)      REALIZED    EXERCISABLE/UNEXERCISABLE(1)    EXERCISABLE/UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------------
Larry K. Switzer                ---             ---          640,000 / 360,000             $834,481 / $387,240
                                                           720,000 / 360,000 (2)           $595,000 / $297,500
--------------------------------------------------------------------------------------------------------------------
Brian L. Merriman               ---             ---          528,333 / 306,667             $675,338 / $305,794
                                                           500,000 / 250,000 (2)           $406,250 / $203,125
--------------------------------------------------------------------------------------------------------------------
F. Mark Wolfinger               ---             ---          356,667 / 213,333             $446,892 / $197,196
                                                           333,333 / 166,667 (2)           $270,833 / $135,417
--------------------------------------------------------------------------------------------------------------------
David P. Berg                   ---             ---           166,667 / 95,833             $232,196 / $11,485
                                                            166,667 / 83,333 (2)           $135,417 / $67,708
--------------------------------------------------------------------------------------------------------------------
R. Paul Umberg                  ---             ---           133,215 / --                       -- / --
                                                              57,000 / -- (3)                    -- / --
--------------------------------------------------------------------------------------------------------------------

(1) The options granted are for Ordinary Shares or the Ordinary Share equivalent of ADSs and were granted at the fair market value underlying the Ordinary Shares or ADSs on the date of the grant. All grants in the above table are ADSs, except for those noted as Ordinary Shares for Mr. Umberg. Each ADS represent four Ordinary Shares.
(2)      Represents stock appreciation rights ("SARs") granted during fiscal
         1999.
(3)      Options granted are for Ordinary Shares. All others in table represent
         ADSs.

NEW PLAN BENEFITS

         Shareholders are being asked at the Meeting to approve amendments to each of Mr. Switzer's and Mr. Merriman's employment agreements to provide for the issue to each of them of the number of ADSs set out in the following table. The relevant amendments to the employment agreements of Mr. Switzer and Mr. Merriman are attached as Appendix B to this document.


-------------------------------------------------------------------------------------------------------------------
                                                   ADS ISSUANCE PROGRAM
-------------------------------------------------------------------------------------------------------------------
             NAME AND POSITION                        DOLLAR VALUE ($)                    NUMBER OF ADSs
-------------------------------------------------------------------------------------------------------------------
Larry K. Switzer - Chief Executive Officer                3,000,000                           578,313
and Director

--------------------------------------------------------------------------------------------------------------------
Brian L. Merriman - President, Chief                      2,000,000                           385,542
Operating Officer and Director

--------------------------------------------------------------------------------------------------------------------

         Each of Mr. Switzer's and Mr. Merriman's ADSs will be issued to them in three equal installments on May 8, 2001, May 8, 2002 and May 8, 2003, subject to acceleration on the occurrence of certain events specified below. The HR Committee may determine (in its sole discretion) that Mr. Switzer or Mr. Merriman receives up to 40 percent of any installment in cash, instead of ADSs, such cash amount being calculated by reference to the closing market price of the Company's ADSs on the NASDAQ National Market System on the dealing day last preceding the relevant issue date. Issuance of each installment is conditional on Mr. Switzer and Mr. Merriman, as appropriate, remaining employed by the Company on the relevant issue date.

         The respective entitlements of Mr. Switzer and Mr. Merriman to issuance of the ADSs will accelerate on the occurrence of the following events: (1) death or permanent disability; (2) voluntary termination of employment by the executive for good reason; (3) termination of employment by the Company other than for cause; or (4) change of control events affecting the Company (as determined by Mr. Switzer's and Mr. Merriman's existing change of control agreements). In addition, the number of ADSs that are issuable under the arrangements will be subject to adjustment to protect against dilution in certain circumstances.

         The ADSs will be issued to Mr. Switzer and Mr. Merriman for no monetary consideration payable by them. The nominal (stated) value of the new Ordinary Shares of the Company that must be issued in order that the depositary of the Company's ADS program may issue the ADSs will be paid by Danka Office Imaging Company. Assuming that all 963,855 ADSs are issued to both Mr. Switzer and Mr. Merriman, Danka Office Imaging Company will recognize an expense under United States Generally Accepted Accounting Principles from the issuance of shares over the three-year period if Mr. Switzer and Mr. Merriman remain employed by the Company totalling $5,000,000. This amount will be recognized on a straight line basis over the relevant time period. As the issuance to Mr. Switzer and Mr. Merriman of the ADSs will generally not qualify as performance-based compensation under the U.S. tax laws, the issuance of the ADSs is not expected to be deductible for U.S. tax purposes.

COMPENSATION OF DIRECTORS

         The Company entered into an agreement with David W. Kendall with effect from his appointment as Chairman on October 23, 1998. The agreement provides for annual remuneration of (pound)125,000 and is terminable on six months' notice.

         Each non-employee Director of the Company, other than David W. Kendall, received the following compensation. Each was paid the equivalent of an annual sum of (pound)7,500 for fiscal 2000. If a non-employee Director is a member of committees of the Board of Directors, he or she is eligible to receive a further (pound)22,500. Each non-employee Director of the Company will be paid the same annual sum for fiscal 2001. Each Director also serving as an executive officer received the equivalent of (pound)7,500 in Directors' fees for fiscal 2000 and will receive the same annual sum for fiscal 2001. Additionally, each non-employee Director receives the equivalent of (pound)750 for each day in which a Board of Directors or committee meeting is attended and is reimbursed for expenses in connection with such attendance. However, in the case of the chairman of a committee, a daily allowance of (pound)1,000 is given. In addition, each non-employee Director receives an allowance of (pound)250 in respect of each participation in a telephone conference call constituting a meeting of the board or any of its sub-committees. Further, each non-employee Director receives an allowance of (pound)375 in respect of inter-continental overnight travel to meetings of the Board or of its committees.

         James L. Singleton and Anthony D. Tutrone, the Participating Share Directors, have waived their entitlement to receive emoluments.

NON-EMPLOYEE, INDEPENDENT ("NON EXECUTIVE") DIRECTORS

         Compensation payable to the non-employee Directors is determined by the executive members of the board and is reviewed annually. Emoluments comprise a fee together with an additional allowance as noted above.

HUMAN RESOURCES COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Company's Human Resources Committee in fiscal 2000 were Messrs. Merrifield, Singleton, Lappin, Wainwright and Ms. Rosenberg. None of the members have at any time been an Executive Officer of the Company. There were no Human Resources Committee interlocks or insider participation in compensation decisions in fiscal 2000.

PERFORMANCE GRAPH

         COMPARISON OF FIVE (5) YEAR CUMULATIVE TOTAL RETURN* AMONG DANKA BUSINESS SYSTEMS PLC,** S&P 500 INDEX AND S&P OFFICE EQUIPMENT AND SUPPLIES INDEX

                DANKA BUSINESS SYSTEMS        S&P 500       S&P OFFICE EQUIPMENT
                     SYSTEMS PLC               INDEX          & SUPPLIES INDEX
     1995                $100                   $100                $100
     1996                 162                    132                 122
     1997                 121                    158                 164
     1998                  72                    234                 261
     1999                  20                    277                 320
     2000                  24                    327                 228

---------------
         Assumes $100 invested on April 1, 1995 in Danka Business Systems PLC, S&P 500 Index and S&P Office Equipment and Supplies Index. Comparison is made for the five (5) year period from March 31, 1995 to March 31, 2000, with the base measurement point fixed at the close of trading on March 31, 1995. The Company's fiscal year ends on March 31.

* Total return assumes reinvestment of any dividends for all companies considered within the comparison and is based on the current four-to-one ratio of Ordinary Shares to each ADS.

**       Assumes investment in the Company's ADSs traded on the NASDAQ National
         Market.

Note: The performance shown on the graph above is not necessarily indicative of future Ordinary Share or ADS price performance.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The information set forth herein briefly describes certain relationships and transactions between the Company and affiliated parties. Management of the Company believes that such relationships and transactions have been established on terms no less favorable to the Company than those that could have been obtained from unaffiliated parties. These relationships and transactions have been approved by a majority of the Company's independent outside Directors (and the Audit Committee since its creation). Future relationships and transactions, if any, with affiliated parties will be approved by a majority of the Company's independent outside Directors and the Audit Committee and will be on terms no less favorable to the Company than those that could be obtained from unaffiliated parties.

         On January 1, 1996, Director James F. White, Jr. became of counsel to the law firm of Shumaker, Loop & Kendrick, LLP, which has served as outside Counsel to the Company since 1993. Mr. White retires by rotation at the 2000 annual general meeting and he has notified the Company that he does not wish to offer himself for re-election.

         Mr. Richard F. Levy, appointed February 8, 2000 by the Board of Directors, is a partner at the international law firm of Altheimer & Gray, which has served as outside Counsel to the Company since 1998. Mr. Levy's appointment expires at the 2000 annual general meeting and he is recommended by the Board of Directors for re-election to serve as a Director of the Company.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the 1934 Act requires the Company's Directors, officers and holders of more than ten percent (10%) of the Company's Ordinary Shares to file with the SEC initial reports of ownership and reports of changes in ownership of Ordinary Shares and any other equity securities of the Company. To the Company's knowledge, based solely upon a review of the forms, reports and certificates filed with the Company by such persons, all such Section 16(a) filing requirements were complied with by such persons in fiscal 2000.

CHANGE OF CONTROL AGREEMENTS

         In November 1998, the Company entered into change of control agreements ("Change of Control Agreements") with certain executives of the Company and its subsidiaries, including each of the following Named Executive Officers: Messrs. Switzer, Merriman, Wolfinger and Berg. Under each Change of Control Agreement, if the executive's employment with the Company is terminated without "Cause," other than due to death, "Disability," or "Retirement" (each as defined in each Change of Control Agreement) or the executive terminates his employment for "Good Reason" (which includes adverse changes in the executive's status or position, decrease in base salary, relocation, or the Company's failure to continue in effect any compensation or benefit plan), in either case within two years after a "Change of Control," the executive shall be entitled to receive certain benefits, including the immediate vesting and exercisability of his stock options for three years after termination.

         The severance benefits to which the executive would be entitled include
(i) a lump-sum cash payment in an amount equal to two (2) times such executive's "Base Salary" (Mr. Merriman would be entitled to a lump-sum payment equal to three (3) times his "Base Salary") (for purposes of the Change of Control Agreements, "Base Salary" is defined as the executive's base salary at the time of the Change of Control or time of the termination of the executive's employment, whichever is greater), (ii) a pro rata annual bonus for the fiscal year of termination calculated as if the Company's financial performance targets for such fiscal year were deemed to be satisfied at the level equal the performance achieved through the date of termination or, if greater, the pro rata amount of any performance bonus the executive is guaranteed to receive for such fiscal year, (iii) an amount equal to two (2) times the annual bonus for the fiscal year of termination calculated as if the Company's financial performance targets for such fiscal year were deemed to be satisfied at the level equal the performance achieved through the date of termination (Mr. Merriman would be entitled to an amount equal to three (3) times such an annual bonus) or, if greater, any performance bonus the executive is guaranteed to receive for such fiscal year and (iv) continued coverage under the Company's welfare plans for up to 24 months. If the severance benefits are paid in connection with a Change of Control, the Change of Control Agreements provide for these employees to be made whole for any federal excise taxes imposed on payments that constitute excess "golden parachute payments."

         "Change of Control" for purposes of the Change of Control Agreements will be deemed to have occurred at such time as (i) any person or group unaffiliated with the Company acquires pursuant to certain general offers, a tender offer or an exchange offer securities representing more than 30 percent of the combined voting power of the Company; (ii) a merger or consolidation involving the Company is consummated and results in less than 50 percent of the outstanding voting securities of the surviving or resulting entity being owned by the then existing stockholders of the Company; (iii) the Company sells substantially all of its assets (or substantially all of the assets of Danka Holding Company) to a person or entity which is not a wholly-owned subsidiary of the Company or any of its affiliates; or (iv) during any period of two consecutive years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority of the Board of Directors, unless the election or nomination for election for each new Director was approved by the vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of such two-year period.

EMPLOYMENT AGREEMENTS

         In September 1999, the Company entered into amended and restated employment agreements with each of Mr. Switzer and Mr. Merriman. The employment agreements with Mr. Switzer and Mr. Merriman provide for (i) annual base salaries of not less than $800,000 and $650,000 respectively, (ii) annual target bonuses based on individual and corporate performance of up to 100 percent of the relevant executive's base salary, and (iii) eligibility for additional bonuses based on meeting or exceeding maximum levels of performance of up to 100 percent of base salary, in the case of Mr. Switzer, and up to 60 percent of base salary in the case of Mr. Merriman.

         Mr. Switzer's and Mr. Merriman's employment agreements provide that they will each be granted stock options during their employment period on an equitable basis consistent with their respective positions. Both employment agreements provide for vesting of options on an accelerated basis on termination of the relevant executive's employment period, death or permanent disability or on termination of employment other than for cause. Mr. Switzer's and Mr. Merriman's employment agreements provide that they are both entitled to a company car, airline club memberships and up to $15,000 annually in premiums for life insurance policies.

         Both Mr. Switzer's and Mr. Merriman's employment agreements expire on August 31, 2002 and are otherwise terminable on one year's notice by the Company or the executive. In the event that Mr. Switzer's or Mr. Merriman's employment is terminated (other than by reason of death of the executive or for cause by the Company), the employment agreements provide that the Company shall pay the relevant executive (i) two full years of his then-current base salary, (ii) an amount equal to twice the annual target bonus of 100 percent of the executive's base salary for the fiscal year in which termination occurs (if the relevant financial performance targets are deemed satisfied for that year), (iii) a proportionate amount of any performance bonus that would have been payable for the fiscal year in which termination occurs. The Company will also continue to provide the executive's (and his wife's) medical and other insurance benefits for up to twenty-four months after the date of termination (but no later that the earlier of August 31, 2002 or the date on which the executive obtains comparable benefits from a new employer). The severance benefits described at
(i) and (ii) above are payable one-half in a lump sum and one-half in twelve equal monthly payments. The severance benefit described in (iii) above is payable after the end of the fiscal year to which it relates.

         Following the termination of employment, both Mr. Switzer and Mr. Merriman would be required to comply with certain worldwide non-compete provisions for a period of two years.

         As described elsewhere in this document, the Board of Directors have approved amendments to the employment agreements of each of Mr. Switzer and Mr. Merriman to provide for the issue to each of them of ADSs. The relevant amendments are conditional on shareholder approval at the 2000 Annual General Meeting of the Company.

         In August 1998, the Company entered into an employment agreement with Mr. Wolfinger. The employment agreement with Mr. Wolfinger provides for (i) an annual base salary of $360,000, (ii) an annual target bonus based on individual and corporate performance of up to $180,000, and (iii) eligibility for an additional "stretch" bonus based on certain corporate objectives of up to $180,000. Mr. Wolfinger's employment agreement provided him with a grant of options for 280,000 Ordinary Shares (equal to 70,000 ADSs) upon his employment and a grant on or before March 31, 1999, subject to the approval of the Board of Directors, for an additional 120,000 Ordinary Shares (equal to 30,000 ADSs). Mr. Wolfinger's employment agreement provides that he is entitled to a company car and airline club membership.


         The term of Mr. Wolfinger's employment agreement expires on August 1, 2001. In the event that Mr. Wolfinger's employment is terminated (other than by reason of death of the executive or for cause by the Company), the employment agreement provides that the Company shall continue to pay Mr. Wolfinger his then-current base salary and continue his benefits for either (i) the remainder of the initial term of his employment agreement, if he was terminated during the initial term of his employment agreement, or (ii) twelve months, if he was terminated after the initial term of his employment agreement. Such severance payments are conditional on Mr. Wolfinger providing a general release and waiver to the Company and its affiliates. Following the termination of his employment, Mr. Wolfinger would be required to comply with certain non-compete and confidentiality provisions for a period of one year.


         In February 1999, the Company entered into modifications of the employment agreements with each of Mr. Wolfinger and Mr. Berg. The modified employment agreements provide (i) an increase in Mr. Wolfinger's annual base salary from $360,000 to $450,000 and an increase in Mr. Berg's annual salary from $250,000 to $325,000, (ii) increases in potential target bonuses for each of Mr. Wolfinger and Mr. Berg to up to 100% of each of their then-current base salaries, and (iii) grants to Mr. Wolfinger and Mr. Berg, respectively, of options for 500,000 and 250,000 ADSs, with such options having a term of ten years and being exercisable in three equal tranches. Options with respect to the first one-third tranche became exercisable on June 4, 1999 and the second one-third tranche of options became exercisable on February 19, 2000. The third tranche of options may be exercised on the first to occur of either the third anniversary of their date of grant or the date on which the price of the Company's ADSs exceeds $20.00 but in any event not before the second anniversary of the date of grant. The modified employment agreements further provide stock appreciation rights to each executive in an amount equal to the product of (i) the number of options for ADSs provided to such executive, i.e., 500,000 and 250,000 for Mr. Wolfinger and Mr. Berg, respectively, and (ii) the lesser of (a) $2.00 and (b) the excess over $4.3125 of the price of an ADS, with the value of such stock appreciation rights to be calculated and paid at such times as and in such proportions as the executive exercises his options for ADSs. For example, if Mr. Wolfinger exercises options with respect to 50,000 ADSs (10% of his 500,000 options for ADSs), then 10% of the value of his stock appreciation rights shall be calculated and paid at the time of such option exercise.

         In addition, the employment agreements of Mr. Wolfinger and Mr. Berg entitle each to severance benefits, which shall be paid in one lump sum and shall not be less than the aggregate of twelve months of base compensation and the target bonus as outlined above.

                          REPORT OF THE AUDIT COMMITTEE

         Effective January 31, 2000, the Securities and Exchange Commission adopted new rules and amendments to current rules relating to the disclosure of information about companies' audit committees. In large part, the new rules are based on recommendations made by the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees. The new rules require that, for all votes of shareholders occurring after December 15, 2000, the proxy statement must contain a report of the audit committee addressing several issues identified in the rules. In addition, the SEC recommends that audit committees adopt written charters. Any such charter must be included as an attachment to the proxy statement at least once every three years. The Audit Committee adopted a charter in February 2000, and it is included in this proxy statement as Appendix A.

         The Audit Committee consists of five directors, all of whom are independent directors for the purposes of the National Association of Securities Dealers' ("NASD") listing standards. Consistent with the NASD's independent director and audit committee listing standards, as amended on December 14, 1999, a director will not be considered "independent" if, among other things, he or she has:

         o been employed by the corporation or its affiliates in the current or past three years;

         o accepted any compensation from the corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

         o an immediate family member who is, or has been in the past three years, employed by the corporation or its affiliates as an executive officer;

         o been a partner, controlling shareholder or an executive officer of any for-profit business to which the corporation made, or from which it received, payments (other than those which arise solely from investments in the corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

         o been employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

         The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2000 with management and with the independent auditors. Specifically, the Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other things:

         o        methods used to account for significant unusual transactions;

         o the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

         o the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and

         o disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements.

         The Audit Committee has received the written disclosures and the letter from the Company's independent accountants, KPMG Audit Plc, required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES. Additionally, the Audit Committee has discussed with KPMG the issue of its independence from the Company. Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the

Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2000.

                                         Signed on Behalf of the Audit Committee
                                            by James F. White, Jr. (Chairman)
                                            Michael B. Gifford
                                            Richard F. Levy
                                            J. Ernest Riddle
                                            Anthony D. Tutrone

                           SHAREHOLDERS PROPOSALS FOR
                 PRESENTATION AT THE 2001 ANNUAL GENERAL MEETING


         If a Holder of Ordinary Shares or a Holder of Convertible Participating Shares desires to present a proposal for action at the Annual General Meeting to be held in 2001, and such proposal conforms to the laws of England and Wales, such proposal must be received by the Company by May 1, 2001 to be included in the Company's Proxy Statement and proxy for such 2001 meeting.


         If a Holder of American Depositary Shares desires to present a proposal for action at the Annual General Meeting to be held in 2001, and such proposal conforms to the rules and regulations of the SEC and is in accordance with other U.S. federal laws, such proposal must be received by the Company by February 16, 2001 to be included in the Company's Proxy Statement and proxy for such 2001 meeting.


                                 OTHER BUSINESS

         It is not anticipated that any action will be asked of the Shareholders other than that set forth above, but if other matters are properly brought before the Annual General Meeting (including by means of amendment to any resolution), the person named in any proxy submitted by a Shareholder may vote as to such matter as he or she deems fit.


                                      By Order of the Board of Directors

                                      Paul G. Dumond,
                                      Company Secretary


Dated: June 16, 2000

                                   APPENDIX A


                           DANKA BUSINESS SYSTEMS PLC
                         CHARTER AND TERMS OF REFERENCE
                                     OF THE
                                 AUDIT COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS

                 Adopted by Resolution of the Board of Directors
                                February 8, 2000

         This Charter and Terms of Reference ("Charter") has been adopted by the Board of Directors (the "Board") of Danka Business Systems PLC (the "Company") on February 8, 2000 for the sole purpose of setting forth the roles and responsibilities of the Audit Committee (the "Committee") of the Board.

I.       Qualification for Membership

         The Committee shall consist of not fewer than three (3) non-executive members of the Board.

A. The members of the Committee shall be designated by the Board from time to time in accordance with the requirements set forth in paragraphs B and C of this Section I.

B. Except as otherwise permitted by applicable laws, rules and regulations, and approval by the Board, no director who is an employee or officer of the Company or any of its subsidiaries may be a member of the Committee, no director who has a substantial business or other relationship with the Company or any of its subsidiaries which could materially interfere with the exercise of such director's independent judgment may be a member of the Committee and no director who is not considered "independent" under the NASDAQ listing standards may be a member of the Committee. Any questions relating to the status of a director as being "independent" shall be resolved by the Board.

C. The members of the Committee shall be able to read and understand fundamental financial statements, including the Group's balance sheet, income statement and cash flow statement. At least one member must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

II.      Scope

         The Committee shall assist the Board in fulfilling its oversight responsibilities by monitoring and reviewing management's and the Group's independent auditor's participation in the financial reporting process and the internal financial controls of the Company and its subsidiaries (collectively, the "Group"). Its charge is to review:

A. the scope and results of the Group's independent audit and its cost effectiveness;

B. the financial reports and other financial information of the Group in advance of publication;

C. the timeliness and soundness of the financial reporting process including the review of internal financial controls;

D. the responsibilities of the Group's independent auditors and their independence and objectivity; and

E. the objectivity, responsibilities and effectiveness of the Company's Internal Audit Department.

III.     Specific Responsibilities

A. The Committee shall recommend to the Board the firm(s) of independent auditors to be chosen or proposed to shareholders to audit the accounts of the Company and the Group, and no change in the firm(s) of independent auditors may be made by the Board or proposed to shareholders without the approval of the Committee. The Group's independent auditors shall be accountable to the Board and the Committee.

B. The Committee shall meet at least four (4) times per year. Except as otherwise herein provided, the Committee shall review each of the following matters, on a schedule to be determined by the Committee, unless the Committee deems it appropriate to devote more frequent attention:

         1. the scope of the activities of the Group's independent auditors;

         2.       the scope of the activities of the Group's Internal Audit
                  Department;

         3. the degree of coordination of the respective activities of the Group's independent auditors and of the Internal Audit Department;

         4. the independence and objectivity of the Group's independent auditors, the scope of its audit of the Company's and the Group's financial statements and its discharge of its duties;

         5. the effectiveness of, and the adequacy of resources available to, the Group's Internal Audit Department;

         6. the procedures established by the Group to establish and monitor its internal financial controls, including the controls over the data processing activities and programs for security to protect against computer fraud or misuse;

         7. the policies and practices of the Group concerning financial reporting to shareholders and the public, including the reporting of quarterly and year-end results;

         8. the major findings of audits of the Company's and the Group's financial condition performed by the Group's independent auditors and the Internal Audit Department and management's response thereto;

         9. the major findings of the audits of the Group's major employee benefit programs performed by the Group's independent auditors and the Internal Audit Department;

         10. the status of the Company's and the Group's tax returns and reports for open years and whether there are any significant items that have been or might be disputed by any taxing authority, including inquiry of the independent auditors as to the adequacy of the related tax reserves; and the policies and programs of the Company and the Group for compliance with any applicable tax laws;

         11. the policies and programs of the Company and the Group for compliance with any applicable laws and regulations of exchanges on which the Company's securities are listed relating to audit and financial reporting matters, with applicable standards and rules promulgated by the U.K. Accounting Standards Board, the U.S. Financial Accounting Standards Board, the London Stock Exchange, the U.S. Securities and Exchange Commission and other regulatory or advisory bodies that have jurisdiction over the Company's or the Group's financial reporting and audit process;

         12. together with the general counsel of the Company, any significant litigation to which any member of the Group is a party or which is threatened;

         13. any fraudulent activities that have been detected within the Group which would have a material adverse effect on the Group;

         14. the cost of audit, accounting and management advisory services provided by the independent auditors and other related service providers;

         15. where the independent auditors supply a substantial volume of non-audit services to the Company or the Group, the nature and extent of such services, so as to balance the maintenance of objectivity and value for money;

         16. together with management and the Group's independent auditors, the Group's quarterly financial statements prior to release of quarterly earnings; and

         17.      the Charter at least annually.

         If, upon its review, the Committee shall find policies, practices or conditions which it finds questionable, such matters shall be reported to the Board for deliberation and resolution by the Board.

C. The Committee shall provide such reports in the circulars or proxy statements of the Company as are required of the Committee by applicable law or exchange regulation (including, without limitation, pursuant to Item 7(e)(3) of Schedule 14A promulgated under the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
         Item 306 of Regulation S-K promulgated under the Exchange Act).

D. Without limitation of anything in the foregoing, the Committee shall discuss with the Group's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss.380), as it may be modified or supplemented, shall receive, in connection with any audit by such auditors of financial statements of the Company or the Group, the written disclosures and the letter from the independent auditors regarding the independent auditors' independence required by Independence Standards Board Standard No. 1, as it may be modified or supplemented, and shall discuss with the independent auditors the independent auditors' independence.

E. The Committee shall, based on its reviews, discussions and other actions taken as described above, determine whether it shall recommend to the Board that the annual financial statements for any fiscal year of the Company be included in the Company's Annual Report on Form 10-K for such fiscal year; and shall so recommend such inclusion if the Committee determines to do so.

IV.      Procedures

         The Committee shall meet in accordance with an established schedule and special meetings may be called by the chairman of the Committee or by any two other members as deemed appropriate by them. The Committee shall meet (a) out of the presence of management, with the Group's independent auditors on a regular basis, (b) out of the presence of management, with the Director of Internal Audit at least twice each year, (c) with representatives of senior management quarterly, and (d) with other employees of the Group as the Committee shall determine in connection with the Company's and the Group's performance of its internal audit procedures. In addition, but not in lieu of any of the meetings described in the immediately preceding sentence, the Committee may take action through further meetings or through a written consent in lieu of any special meeting.

         A number of members of the Committee equal to at least a majority of the whole Committee shall constitute a quorum for the transaction of any business by the Committee, whether at a meeting or by written consent.

         The Committee shall report its activities to the full Board whenever the approval of the Board is required or when Committee members determine that a matter necessitates deliberation or inquiry by the full Board. In addition, the Board may call for a report of the Committee at any time, as determined by the Board.

         The Committee shall utilize adequate Company resources to conduct, or have conducted, such regular and special reviews and examinations as are necessary to fulfill its responsibilities. Additionally, the Committee may retain special counsel or experts when the circumstances warrant such actions, after notice to the Chairman of the Board.

V.       Limitations on Scope

         The Committee members shall serve on the Committee from time to time, subject to the understanding on their part and the part of Company management and employees, the Internal Audit Department and the Group's independent auditors that:

A. The Committee members expect the Company's management and employees, the Internal Audit Department and the outside independent auditors to cooperate with the Committee and to provide the Committee with prompt and accurate information so that the committee can discharge its duties properly.

B. To the extent permitted by law, the Committee and the members thereof shall be entitled to rely on the information and opinions of the persons and entities noted above in carrying out its responsibilities.

C. The Committee members, in agreeing to serve on the Committee, do so in reliance on, among other things, the indemnification and advancement of expenses provisions of the Company's Memorandum of Association and Articles of Association.

D. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty or responsibility of the Committee to plan or conduct audits or to determine that the Group's financial statements are true and fair or in accordance with generally accepted accounting principles as applied in the United States or the United Kingdom. These are the responsibility of the Group's independent auditors and the Board, respectively.

E. While the Committee is encouraged to act as a link between the Group's independent auditors, the Internal Audit Department, management and the Board, including as a conduit for the Group's independent auditors, the Internal Audit Department and management to raise matters of importance, which may include items of dispute, and to initiate or request investigations of matters that it considers necessary or appropriate to carry out its responsibilities under this Charter, it is not the duty nor the obligation of the Committee to conduct investigations, to resolve disputes or disagreements, if any, between management, the Internal Audit Department and the Group's independent auditors or to assure compliance with applicable laws and/or regulations or the Group's Code of Conduct.

VI.      Public Filing of Charter

         To the extent required by the rules and regulations of the Securities and Exchange Commission (including, without limitation, Item 7(e)(3) of
         Schedule 14A promulgated under the Exchange Act), this Charter shall be publicly filed as an appendix to the proxy statements of the Company with respect to Annual General Meetings of the shareholders of the Company.

VII.     Minutes

         The proceedings and decisions of the Committee shall be recorded in minutes, which shall be circulated to all members of the Committee for approval prior to their signature by the Chairman of the Committee and then circulated to the members of the Board. The Company Secretary shall be the Secretary of the Committee.

VIII.    Members.

         The members of the said Committee, at the date hereof, are:

         James F. White, Jr. (Chairman)
         Richard F. Levy
         Michael B. Gifford
         J. Ernest Riddle
         Anthony D. Tutrone

                                   APPENDIX B

     AMENDMENTS TO THE EMPLOYMENT AGREEMENTS OF MR. SWITZER AND MR. MERRIMAN

              AMENDMENT TO EMPLOYMENT AGREEMENT OF LARRY K. SWITZER

To:      Mr. Larry K. Switzer


Dear Larry:

We refer to your amended and restated employment agreement with Danka Business Systems PLC (the "Company") dated as of September 20, 1999 (the "Employment Agreement").

In consideration of the provision by you ("Executive") of past services to the Company, the receipt of which is hereby acknowledged, the Company agrees, subject to the next following sentence, that your Employment Agreement shall be modified and amended on the terms set out in this letter agreement (the "Agreement"). This Agreement shall not be effective unless approved by ordinary resolution of the Company's shareholders at the Company's next following annual general meeting.

Capitalized terms used in this Agreement but not defined herein shall have the respective meanings given to them in the Employment Agreement.

1. The Company shall procure the issue to Executive of 578,313 American depositary shares of the Company, each of which at the date hereof represents four ordinary shares of the Company (the "Incentive ADSs"), on the terms, and subject to the conditions, set out in this Agreement.

2. The Incentive ADSs shall be issued to Executive in three equal installments of 192,771 Incentive ADSs each on May 8, 2001, May 8, 2002 and May 8, 2003 (each an "Installment Date"), provided that Executive remains employed by the Company on the relevant Installment Date, and subject to acceleration of issuance of any unissued Incentive ADSs in the circumstances set out in Section 3.

3. Any unissued Incentive ADSs shall become immediately issuable to Executive (or Executive's personal representative) upon the occurrence of any of the following events (each, an "Acceleration Event"): (1) Executive's death or permanent disability; (2) an involuntary termination of Executive's employment other than for Cause; (3) Executive's voluntary termination of employment for Good Reason; (4) the date the Company gives Executive a Notice to Terminate other than for Cause; or (5) a Change of Control (as defined in the Change of Control Agreement). Any unissued Incentive ADSs which become issuable pursuant to this Section 3 shall be issued within 10 days of the receipt by the Company of the Consideration (as such term is defined in Section 4) for such Incentive ADSs.

3. The Company shall not be obligated to procure the issue to Executive of any Incentive ADSs on any Installment Date or following any Acceleration Event unless Executive (or Executive's personal representative) pays to the Company during the time period(s) specified in the next following sentence an amount in cash equal to the nominal value of the ordinary shares of the Company underlying the Incentive ADS then due to be issued (the "Consideration"). The time period(s) for payment of the Consideration are as follows: (1) the Consideration for Incentive ADSs to be issued on an Installment Date shall be paid no earlier than 60 days, and no later than 10 days, prior to the relevant Installment Date; and (2) the Consideration for Incentive ADSs to be issued following an Acceleration Event shall be paid within a period of six months following the occurrence of such Acceleration Event.

5. The Company shall effect the registration under the Securities Act of 1933 of all Incentive ADSs issued pursuant to this Agreement on Form S-8 prior to the first Installment Date.

6. In the event of: (1) any consolidation, sub-division, reclassification or other reorganization of the American depositary shares or ordinary shares of the Company in issue; or (2) any distribution of securities or property of the Company to the holders of American depositary shares or ordinary shares of the Company; or (3) any liquidation or partial liquidation of the Company, such adjustments shall be made to the total number of unissued Incentive ADSs to which Executive is entitled to prevent dilution or enlargement of Executive's rights hereunder as the H.R. Committee may reasonably determine to be appropriate and equitable, provided that the number of unissued Incentive ADSs shall always be a whole number.

7. The H.R. Committee may (in its sole discretion) determine that, in substitution for Executive's right to receive such number of Incentive ADSs as represent up to forty (40) percent of the Incentive ADSs issuable to Executive on any Installment Date, Executive shall be paid (in full and final satisfaction of such right) a sum equal to the then cash equivalent of such number of Incentive ADSs. For the purposes of the preceding sentence, the "then cash equivalent" of an Incentive ADS is the closing market price of the Company's American depositary shares on the NASDAQ National Market System on the dealing day last preceding the relevant Installment Date.

8. Other than as may otherwise be permitted by the Listing Rules of the UK Listing Authority from time to time, except for minor amendments to benefit the administration of the arrangements contemplated by this Agreement to take account of a change in legislation or to obtain or maintain favorable tax, exchange control or regulatory treatment, no alteration or addition to this Agreement which is to Executive's advantage shall be made without the prior approval by ordinary resolution of the members of the Company in general meeting.

9. This Agreement shall remain in full force and effect notwithstanding the expiration of the Employment Period specified in the Employment Agreement.

Please sign the attached copy of the Agreement and return it to the Company to acknowledge your agreement to the foregoing.


Dated: 30th May, 2000


                                        DANKA BUSINESS SYSTEMS PLC


                                        By:
                                            ------------------------------------
                                            Director



                                            ------------------------------------
Agreed:                                     Larry. K. Switzer

             AMENDMENT TO EMPLOYMENT AGREEMENT OF BRIAN L. MERRIMAN

To:      Mr. Brian L. Merriman

Dear Brian:

We refer to your amended and restated employment agreement with Danka Business Systems PLC (the "Company") dated as of September 20, 1999 (the "Employment Agreement").

In consideration of the provision by you ("Executive") of past services to the Company, the receipt of which is hereby acknowledged, the Company agrees, subject to the next following sentence, that your Employment Agreement shall be modified and amended on the terms set out in this letter agreement (the "Agreement"). This Agreement shall not be effective unless approved by ordinary resolution of the Company's shareholders at the Company's next following annual general meeting.

Capitalized terms used in this Agreement but not defined herein shall have the respective meanings given to them in the Employment Agreement.

1. The Company shall procure the issue to Executive of 385,542 American depositary shares of the Company, each of which at the date hereof represents four ordinary shares of the Company (the "Incentive ADSs"), on the terms, and subject to the conditions, set out in this Agreement.

2. The Incentive ADSs shall be issued to Executive in three equal installments of 128,514 Incentive ADSs each on May 8, 2001, May 8, 2002 and May 8, 2003 (each an "Installment Date"), provided that Executive remains employed by the Company on the relevant Installment Date, and subject to acceleration of issuance of any unissued Incentive ADSs in the circumstances set out in Section 3.

3. Any unissued Incentive ADSs shall become immediately issuable to Executive (or Executive's personal representative) upon the occurrence of any of the following events (each, an "Acceleration Event"): (1) Executive's death or permanent disability; (2) an involuntary termination of Executive's employment other than for Cause; (3) Executive's voluntary termination of employment for Good Reason; (4) the date the Company gives Executive a Notice to Terminate other than for Cause; or (5) a Change of Control (as defined in the Change of Control Agreement). Any unissued Incentive ADSs which become issuable pursuant to this Section 3 shall be issued within 10 days of the receipt by the Company of the Consideration (as such term is defined in Section 4) for such Incentive ADSs.

4. The Company shall not be obligated to procure the issue to Executive of any Incentive ADSs on any Installment Date or following any Acceleration Event unless Executive (or Executive's personal representative) pays to the Company during the time period(s) specified in the next following sentence an amount in cash equal to the nominal value of the ordinary shares of the Company underlying the Incentive ADS then due to be issued (the "Consideration"). The time period(s) for payment of the Consideration are as follows: (1) the Consideration for Incentive ADSs to be issued on an Installment Date shall be paid no earlier than 60 days, and no later than 10 days, prior to the relevant Installment Date; and (2) the Consideration for Incentive ADSs to be issued following an Acceleration Event shall be paid within a period of six months following the occurrence of such Acceleration Event.

5. The Company shall effect the registration under the Securities Act of 1933 of all Incentive ADSs issued pursuant to this Agreement on Form S-8 prior to the first Installment Date.

6. In the event of: (1) any consolidation, sub-division, reclassification or other reorganization of the American depositary shares or ordinary shares of the Company in issue; or (2) any distribution of securities or property of the Company to the holders of American depositary shares or ordinary shares of the Company; or (3) any liquidation or partial liquidation of the Company, such adjustments shall be made to the total number of unissued Incentive ADSs to which Executive is entitled to prevent dilution or enlargement of Executive's rights hereunder as the H.R. Committee may reasonably determine to be appropriate and equitable, provided that the number of unissued Incentive ADSs shall always be a whole number.

7. The H.R. Committee may (in its sole discretion) determine that, in substitution for Executive's right to receive such number of Incentive ADSs as represent up to forty (40) percent of the Incentive ADSs issuable to Executive on any Installment Date, Executive shall be paid (in full and final satisfaction of such right) a sum equal to the then cash equivalent of such number of Incentive ADSs. For the purposes of the preceding sentence, the "then cash equivalent" of an Incentive ADS is the closing market price of the Company's American depositary shares on the NASDAQ National Market System on the dealing day last preceding the relevant Installment Date.

8. Other than as may otherwise be permitted by the Listing Rules of the UK Listing Authority from time to time, except for minor amendments to benefit the administration of the arrangements contemplated by this

         Agreement to take account of a change in legislation or to obtain or maintain favorable tax, exchange control or regulatory treatment, no alteration or addition to this Agreement which is to Executive's advantage shall be made without the prior approval by ordinary resolution of the members of the Company in general meeting.

9. This Agreement shall remain in full force and effect notwithstanding the expiration of the Employment Period specified in the Employment Agreement.

Please sign the attached copy of the Agreement and return it to the Company to acknowledge your agreement to the foregoing.


Dated: 30th May, 2000


                                          DANKA BUSINESS SYSTEMS PLC


                                          By:
                                              ----------------------------------
                                              Director



                                              ----------------------------------
Agreed:                                       Brian L. Merriman

                           DANKA BUSINESS SYSTEMS PLC

                       ANNUAL GENERAL MEETING - PROXY CARD

                              ORDINARY SHAREHOLDERS


I/We (full name in block capitals please)
                                          --------------------------------------
of (address)
             -------------------------------------------------------------------

--------------------------------------------------------------------------------


hereby appoint the Chairman of the Meeting/or as my/our proxy to vote for me/us on my/our behalf at the Annual General Meeting of Danka Business Systems PLC (the "Company") to be held at 2:00 p.m. on Tuesday 11 July 2000 and at every adjournment thereof. Unless otherwise instructed, the proxy may vote as he thinks fit or abstain from voting in respect of any other business (including amendments to resolutions) which may properly come before the meeting. I/we request such proxy to vote on the following resolutions as indicated below:


Please indicate with an "X" in the appropriate column how you wish the proxy to vote. In the absence of any instructions, the proxy will vote or abstain as he thinks fit.

                                                                                                FOR                 AGAINST
                                                                                                ---                 -------
                           1.       To re-elect J. Ernest Riddle as a director(1)

                           2.       To re-elect Richard F. Levy as a director(1)

                           3.       To re-elect Sheli Z. Rosenberg as a
                                    director(2)

                           4. To re-appoint the auditors and authorise the Board of Directors to fix their remuneration

                           5. To authorise the Board of Directors to allot securities up to an aggregate nominal amount of (pound)781,118

                           6. To empower the Board of Directors to allot securities, subject to certain limitations, without providing certain pre-emptive rights

                           7. To authorise the Company to buy back up to 15% of its issued ordinary shares

                           8.       To approve amendments to the employment
                                    agreement of each of Larry K. Switzer and Brian L. Merriman


1.       Member of the Audit Committee

2.       Member of the Human Resources Committee

Dated this ____________________________  day of _______________________ 2000


Signature
          ---------------------------------------------------------------------

Notes:


1. To be effective this form must be deposited with the Company's Registrars, Computershare Services PLC, PO Box 82, The Pavilions, Bridgwater Road, Bristol B599 7YA not later than 2:00 p.m. on 9 July 2000, together with any power of attorney or other authority (if any) under with this form is signed or a notarially certified copy of such power or authority or a copy certified in accordance with the Powers of Attorney Act 1971.
2. Members who are not resident in the United Kingdom will need to attach appropriate postage to the reverse of this card in order to ensure that their votes are received in time.
3. Where the member is a corporation, this form must be executed as a deed or signed by an officer, attorney or other person duly authorised by the corporation.
4. In the case of joint holders, the signature of any of them will suffice.
5. A member may appoint a proxy of his own choice in which case the words "the Chairman of the meeting/or" should be deleted, and the name of the person appointed as proxy should be inserted in the space provided. A proxy need not be a member of the Company.

                          DANKA BUSINESS SYSTEMS PLC

                       ANNUAL GENERAL MEETING - PROXY CARD

               6.50% SENIOR CONVERTIBLE PARTICIPATING SHAREHOLDERS


I/We (full name in block capitals please)
                                          -------------------------------------
of (address)
             ------------------------------------------------------------------

-------------------------------------------------------------------------------



hereby appoint the Chairman of the Meeting/or as my/our proxy to vote for me/us on my/our behalf at the Annual General Meeting of Danka Business Systems PLC (the "Company") to be held at 2:00 p.m. on Tuesday 11 July 2000 and at every adjournment thereof. Unless otherwise instructed, the proxy may vote as he thinks fit or abstain from voting in respect of any other business (including amendments to resolutions) which may properly come before the meeting. I/we request such proxy to vote on the following resolutions as indicated below:


Please indicate with an "X" in the appropriate column how you wish the proxy to vote. In the absence of any instructions, the proxy will vote or abstain as he thinks fit.

                                                                                            FOR          AGAINST
                                                                                            ---          -------
                  1.       To re-elect J. Ernest Riddle as a director(1)

                  2.       To re-elect Richard F. Levy as a director(1)

                  3.       To re-elect Sheli Z. Rosenberg as a director(2)

                  4. To re-appoint the auditors and authorise the Board of Directors to fix their remuneration

                  5. To authorise the Board of Directors to allot securities up to an aggregate nominal amount of (pound)781,118

                  6. To empower the Board of Directors to allot securities, subject to certain limitations, without providing certain pre-emptive rights

                  7. To authorise the Company to buy back up to 15% of its issued ordinary shares

                  8. To approve amendments to the employment agreement of each of Larry K. Switzer and Brian L. Merriman

1.       Member of the Audit Committee

2.       Member of the Human Resources Committee

Dated this _______________________ day of _________________________ 2000

Signature
          ---------------------------------------------------------------------

Notes:


1. To be effective this form must be deposited with the Company at its registered office, 107 Hammersmith Road, London, W14 0QH not later than 2:00 p.m. on 9 July 2000, together with any power of attorney or other authority (if any) under with this form is signed or a notarially certified copy of such power or authority or a copy certified in accordance with the Powers of Attorney Act 1971.


2. Where the member is a corporation, this form must be executed as a deed or signed by an officer, attorney or other person duly authorised by the corporation.

3. In the case of joint holders, the signature of any of them will suffice.

4. A member may appoint a proxy of his own choice in which case the words "the Chairman of the meeting/or" should be deleted, and the name of the person appointed as proxy should be inserted in the space provided. A proxy need not be a member of the Company.

                          DANKA BUSINESS SYSTEMS PLC
               INSTRUCTIONS TO THE BANK OF NEW YORK, AS DEPOSITARY
              (MUST BE RECEIVED BY 12:00 P.M. EST ON JULY 6, 2000)


         The undersigned Owner of American Depositary Receipts hereby requests and instructs The Bank of New York, as Depositary, to endeavor, insofar as practicable, to vote or cause to be voted the Deposited Securities represented by such Receipts registered in the name of the undersigned on the books of the Depositary as of the close of business on June 5, 2000 at the Annual General Meeting of Danka Business Systems PLC to be held in London, England, on July 11, 2000 in respect of the resolutions specified in the Notice of the Meeting.


NOTE:

         INSTRUCTIONS AS TO VOTING ON THE SPECIFIED RESOLUTIONS SHOULD BE INDICATED BY AN "X" IN THE APPROPRIATE BOX. THE DEPOSITARY SHALL NOT VOTE OR ATTEMPT TO EXERCISE THE RIGHT TO VOTE THAT ATTACHES TO THE SHARES OR OTHER DEPOSITED SECURITIES OTHER THAN IN ACCORDANCE WITH SUCH INSTRUCTIONS. IF THE DEPOSITARY DOES NOT RECEIVE INSTRUCTIONS FROM THE OWNER OF AMERICAN DEPOSITARY RECEIPTS, THE DEPOSITARY SHALL GIVE DISCRETIONARY PROXY FOR THE SHARES EVIDENCED BY SUCH RECEIPT TO A PERSON DESIGNATED BY THE ISSUER.


                                             DANKA BUSINESS SYSTEMS PLC
                                             P.O. BOX 1114
                                             NEW YORK, NY 10203-0124






           (CONTINUED AND TO BE DATED AND SIGNED ON THE REVERSE SIDE.)

Resolutions:


1.  To re-elect Mr. J. Ernest                 2.  To re-elect Mr. Richard                 3.  To re-elect Ms. Sheli Z.
    Riddle as a Director.                         F. Levy as a Director.                      Rosenberg as a Director.


    FOR       AGAINST                             FOR       AGAINST                           FOR       AGAINST

    [ ]        [ ]                                [ ]        [ ]                              [ ]        [ ]


4.  To re-appoint the auditors and            5.  To empower the Board of                 6.  Special Resolution: To empower the
    authorize the Board of Directors to           Directors to allot securities               Board of Directors to allot securities
    fix their remuneration.                       up to an aggregate nominal                  subject to certain limitations without
                                                  amount of (pound)781,118.                   providing certain pre-emptive rights.

    FOR       AGAINST                             FOR       AGAINST                           FOR       AGAINST

    [ ]        [ ]                                [ ]        [ ]                              [ ]        [ ]



7.  Special Resolution: To authorize the     8.   To approve amendments to the
    Company to buy back up to 15% of              employment agreement of each of
    its issued shared capital.                    Mr. Larry K. Switzer and Mr. Brian
                                                  L. Merriman.
    FOR       AGAINST
                                                  FOR       AGAINST
    [ ]        [ ]
                                                  [ ]        [ ]



Please Mark, Sign, Date and Return the Voting Instruction Card Promptly Using the Enclosed Envelope.


VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK.



                                                 Change of Address Mark Here [ ]


The Voting Instructions must be signed by the person in whose name the relevant Receipt is registered on the books of the Depositary. In the case of a Corporation, the Voting Instructions must be executed by a duly authorized Officer or Attorney. In the case of joint holders, the signature of any one will suffice.

Dated ____________________, 2000


________________________________
              Signature